Filed with the Securities and Exchange Commission on April 30, 2003

                                                     1933 Act File No. 333-93813
                                                     1940 Act File No. 811-09761

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]
            Pre-Effective Amendment No.                                    [   [
                                                --------
            Post-Effective Amendment No.           9                       [ X ]
                                                -------

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]
            Amendment No.                    11
                                          --------
                        (Check appropriate box or boxes.)

                             POTOMAC INSURANCE TRUST
               (Exact name of Registrant as Specified in Charter)

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 997-5198

                                Daniel D. O'Neill
                           500 Fifth Avenue, Suite 415
                            New York, New York 10110
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box)
      [ X ] immediately upon filing pursuant to paragraph (b)
      [   ]     on (date) pursuant to paragraph (b)
      [   ]     60 days after filing pursuant to paragraph (a)(1)
      [   ]     on (date) pursuant to paragraph (a)(1)
      [   ]     75 days after filing pursuant to paragraph (a)(2)
      [   ]     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [   ]     This  post-effective  amendment  designates  a new  effective date for a previously filed post-effective amendment.

                           THE POTOMAC INSURANCE TRUST


                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

            Prospectus for the Potomac VP Cardinal Fund and the Potomac VP Warwick Fund

            Prospectus for the Potomac VP Portfolio Strategies Fund

            Prospectus for the Potomac VP U.S. Plus Fund, The Potomac VP U.S./Short Fund, The Potomac VP OTC Plus Fund, The Potomac VP OTC/Short Fund, The Potomac VP Dow 30SM Plus Fund, The Potomac VP Dow 30SM/Short, The Potomac VP Internet Plus Fund, The Potomac VP Internet/Short Fund, The Potomac VP Japan Plus Fund, The Potomac VP Japan/Short Fund, The Potomac VP Small Cap Plus Fund, The Potomac VP Small Cap/Short Fund, The Potomac VP MidCap Plus Fund, The Potomac VP MidCap/Short Fund, The Potomac VP Total Market Plus Fund, The Potomac VP Total Market/Short Fund and The Potomac VP Money Market Fund

            Statement of Additional Information for the Potomac VP Cardinal Fund and the Potomac VP Warwick Fund

            Statement of Additional Information for the Potomac VP Portfolio Strategies Fund

            Statement of Additional Information for the Potomac VP U.S. Plus Fund, The Potomac VP U.S./Short Fund, The Potomac VP OTC Plus Fund, The Potomac VP OTC/Short Fund, The Potomac VP Dow 30SM Plus Fund, The Potomac VP Dow 30SM/Short, The Potomac VP Internet Plus Fund, The Potomac VP Internet/Short Fund, The Potomac VP Japan Plus Fund, The Potomac VP Japan/Short Fund, The Potomac VP Small Cap Plus Fund, The Potomac VP Small Cap/Short Fund, The Potomac VP MidCap Plus Fund, The Potomac VP MidCap/Short Fund, The Potomac VP Total Market Plus Fund, The Potomac VP Total Market/Short Fund and The Potomac VP Money Market Fund

            Part C of Form N-1A

            Signature Page

            Exhibits

                                   PROSPECTUS



                           THE POTOMAC INSURANCE TRUST

                         ENHANCED INVESTMENT STRATEGIES


                             100 South Royal Street
                           Alexandria, Virginia 22314


                                500 Fifth Avenue
                                    Suite 415
                            New York, New York 10110

                                 (800) 851-0511



                          The Potomac VP Cardinal Fund

                           The Potomac VP Warwick Fund



       Each Fund offers its Class A shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies.
          This Prospectus should be read together with the Prospectus for those contracts and policies.

  Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities
and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.


                                   May 1, 2003

                                TABLE OF CONTENTS

                                                                           Page

OVERVIEW.......................................................................1

ABOUT THE FUNDS................................................................2
   The Potomac VP Cardinal Fund................................................2
   The Potomac VP Warwick Fund.................................................3
   Risk Factors................................................................4
   Historical Performance......................................................6
   Fees and Expenses of the Funds..............................................6

ABOUT YOUR INVESTMENT..........................................................7
   Investing in the Funds......................................................7
   Service Fees................................................................8
   Share Prices................................................................8

ADDITIONAL INFORMATION.........................................................8
   Management of the Funds.....................................................8
   Distributions and Taxes.....................................................9

MORE INFORMATION ON THE POTOMAC INSURANCE TRUST...............................10


In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Insurance Trust (the "Trust") has not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                                  Prospectus 1

                                    OVERVIEW

     This Prospectus describes THE POTOMAC VP CARDINAL FUND AND THE POTOMAC VP WARWICK FUND (together, the "Funds") of The Potomac Insurance Trust. The Funds currently offer for sale Class A shares. Shares of the Funds may be purchased through variable annuity contracts and variable life insurance policies ("Contracts"). The Funds also may be purchased through certain qualified pension and retirement plans.

     Rafferty Asset Management, LLC ("Rafferty") serves as the Funds' investment adviser and Gustafson Baxter Financial Services, Inc. ("GBFS" or "subadviser") serves as the Funds' subadviser. (Collectively, Rafferty and GBFS are referred to herein as "advisers" in certain circumstances.)

     Each Fund seeks capital appreciation by active management of the Fund's assets in response to short-term market movements. The advisers have broad discretion in deciding how and when to invest the assets of each Fund. An investment team from Rafferty and the subadviser jointly will manage and be responsible for the Funds' assets. The subadviser monitors market volatility, momentum, sentiment and fundamentals in an attempt to identify changing market conditions, and Rafferty will position each Fund's assets accordingly.

     Each Fund may engage in a variety of investment techniques designed to create "long" positions to capitalize on the appreciation in the price of specific securities or stock indices through options, futures contracts and options on futures and "short" positions to capitalize on declines in the price of specific securities or stock indices through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures.

     The Funds' investment strategies may result in the investment of a large portion or all of the assets of each Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.

     There is no assurance that either Fund will achieve its objective.


                                  Prospectus 1

                                 ABOUT THE FUNDS

THE POTOMAC VP CARDINAL FUND
----------------------------

FUND OBJECTIVE

     The Potomac VP Cardinal Fund seeks capital appreciation.

PORTFOLIO INVESTMENT STRATEGY

     The Potomac VP Cardinal Fund seeks capital appreciation through the investment in specifically designed portfolios of equities and equity-linked securities of large-capitalization companies, including securities of companies included in the Dow Jones Industrial AverageSM (the "Dow") and the Standard & Poor's 500 Composite Stock Price IndexTM (the "S&P 500"). However, the Fund may invest in securities that are not linked to these indexes. The Fund also may invest in DIAMONDS, which are publicly traded index securities based on the Dow, and Standard & Poor's Depositary Receipts ("SPDRs"), which are publicly-traded index securities based on the S&P 500. Investments in DIAMONDS and SPDRs allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow and the S&P 500, respectively.

     Equities and equity-linked securities generally include common stocks, convertible securities, preferred stock, warrants, rights, exchange-traded funds, futures contacts, options contracts, options on futures contracts, and swaps.

     The advisers jointly will actively manage the Fund's portfolio in anticipation of, and in response to, short-term market movements, which will require the advisers to respond to changing market conditions. The advisers will employ an investment strategy that alternates between defensive positions and positions designed to profit from market movements or market fluctuations within trading ranges, such as entering into "long" and "short" positions of equities and equity-linked securities.

     In effecting this strategy, the advisers will consider market volatility, momentum, sentiment and fundamentals, among other factors. As a result, the advisers will focus generally on sectors, industries and/or categories of securities, rather than individual securities. The advisers may reposition the Fund's portfolio in response to movements by particular indexes or even particular securities in an attempt to participate in a developing trend. The advisers also may attempt to anticipate market moves and initiate appropriate action in advance of actual market movements. The advisers will likely engage in frequent trading of the Fund's securities in an attempt to position the portfolio in line with the advisers' expectations for the near term market movements.

     The Fund may invest significantly in futures contracts on stock indices, options on futures contracts and financial instruments such as options on securities and stock indices options in an attempt to produce economically "leveraged" investment results. Leveraging generates returns that are larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Fund.

     In addition, the Fund may enter into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may enter into short positions in equities, including the securities of the companies that comprise the Dow or the S&P 500, DIAMONDS, SPDRs, stock index futures contracts, options on stock index futures contracts, swap agreements, and options on securities and on stock indices. On a day-to-day


                                  Prospectus 2
basis, the Fund will hold U.S. Government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements.

     Consistent with the Fund's market timing investment strategies, a large portion or all of the Fund's assets may be invested in cash or cash equivalents at any given time to provide security of principal, current income and liquidity. To earn income on available cash, a large portion or all of the assets of a Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

     The Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval.

THE POTOMAC VP WARWICK FUND
---------------------------

FUND OBJECTIVE

     The Potomac VP Warwick Fund seeks capital appreciation.

PORTFOLIO INVESTMENT STRATEGY

     The Potomac VP Warwick Fund seeks capital appreciation through the investment in specifically designed portfolios of equities and equity-linked securities of medium- to large-capitalization companies and technology-based companies, including securities of companies included in the Nasdaq 100 IndexTM (the "NDX") or the CBS MarketWatch Index ("Marketwatch 75"). However, the Fund may invest in securities that are not linked to these indexes. The Fund also may invest in Nasdaq-100 Index Tracking Stock ("QQQs"), which are publicly traded index securities based on the NDX. Investments in QQQs allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the NDX.

     Equities and equity-linked securities generally include common stocks, convertible securities, preferred stock, warrants, rights, exchange-traded funds, futures contacts, options contracts, options on futures contracts, and swaps.

     The advisers jointly will actively manage the Fund's portfolio in anticipation of, and in response to, short-term market movements, which will require the advisers to respond to changing market conditions. The advisers will employ an investment strategy that alternates between defensive positions and positions designed to profit from market movements or market fluctuations within trading ranges, such as entering into "long" and "short" positions in equities and equity-linked securities.

     In effecting this strategy, the advisers will consider market volatility, momentum, sentiment and fundamentals, among other factors. As a result, the advisers will focus generally on sectors, industries and/or categories of securities, rather than individual securities. The advisers may reposition the Fund's portfolio in response to movements by particular indexes or even particular securities in an attempt to participate in a developing trend. The advisers also may attempt to anticipate market moves and initiate appropriate action in advance of actual market movements. The advisers will likely engage in frequent trading of the Fund's securities in an attempt to position the portfolio in line with the advisers' expectations for the near term market movements.

     The Fund may invest significantly in futures contracts on stock indices, options on futures contracts and financial instruments such as options on securities and stock indices options in an attempt to produce economically


                                  Prospectus 3

"leveraged" investment results. Leveraging generates returns that are larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Fund.

     In addition, the Fund may enter into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may enter into short positions in equities, including the securities of the companies that comprise the NDX, QQQs, stock index futures contracts, options on stock index futures contracts, swap agreements, and options on securities and on stock indices. On a day-to-day basis, the Fund will hold U.S. Government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements.

     Consistent with the Fund's market timing investment strategies, a large portion or all of the Fund's assets may be invested in cash or cash equivalents at any given time to provide security of principal, current income and liquidity. To earn income on available cash, a large portion or all of the assets of a Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

     The Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval.


RISK FACTORS
------------

     An investment in the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF THE ADVISERS' INVESTMENT STRATEGY:

     The principal risk of investing in the Funds is that the advisers' market timing strategy will not be successful. At the moment of any purchase or sell signal, the advisers will not know whether that particular signal will turn out to have indicated the start of a major or minor market move in either direction, or whether it will prove to be a false signal. The Funds could be exposed to declining markets and/or could miss a market rise if the advisers' model does not correctly predict market movements. As a result, there is no assurance that the advisers' market timing strategy will enable the Funds to be invested consistent with the major trends of the market or enable the Funds to achieve their investment objectives of capital appreciation.

HIGH PORTFOLIO TURNOVER:


     The Funds' market timing strategies may result in significant portfolio turnover to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of a Fund's portfolio turnover, which involves correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in


                                  Prospectus 4
adverse tax consequences to the Funds' shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance.


RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES:

     The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

     The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

SWAP AGREEMENT RISKS:

     Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK:

     Each Fund may employ leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Funds and makes them more volatile. The leveraged investment techniques that these Funds may employ could cause investors in these Funds to lose more money in adverse environments.

RISK OF SHORTING SECURITIES:

     Each Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indexes. As a consequence, a Fund will lose value if and when the price of particular securities, baskets of securities or indexes rise - a result that is the opposite from traditional equity mutual funds.

RISK OF TRADING HALTS:

     In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.


                                  Prospectus 5

RISK OF EARLY CLOSING:

     The normal close of trading of securities listed on the Nasdaq and New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day a Fund might incur substantial trading losses.

RISK OF NON-DIVERSIFICATION:

     Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

RISKS OF INVESTING IN TECHNOLOGY-BASED COMPANIES:

     The Warwick Fund may invest a substantial portion of its assets in technology-based companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. As a result, these factors may negatively affect the performance of the Fund.

HISTORICAL PERFORMANCE
----------------------

     This Prospectus does not include a bar chart of annual total returns nor a performance table of average annual total returns because the Funds did not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES OF THE FUNDS
------------------------------

         The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses below are based on estimated expenses. The fees and expenses below do not include those of separate accounts. If they did include such fees, total expenses would be higher. Please refer to your Contract prospectus for information on additional fees and expenses.


SHAREHOLDER FEES (fees paid directly from your investment)
----------------
----------------------------------------------------------------------------------------------
                                                                                    Class A
----------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)............      N/A
Maximum Deferred Sales Charge (as a % of original purchase price or
sales proceeds, whichever is less)..............................................      N/A
Wire Redemption Fee.............................................................    $15.00
----------------------------------------------------------------------------------------------

                                  Prospectus 6

ANNUAL OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)
-------------------------
--------------------------------------------------------------------------------

                                        Cardinal Fund      Warwick Fund
--------------------------------------------------------------------------------

Management Fees                             1.00%              1.00%
Service (12b-1) Fees                        0.25%              0.25%
Other Expenses*                             0.75%              0.75%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*            2.00%              2.00%
                                            -----              -----
--------------------------------------------------------------------------------

* Rafferty Asset Management, LLC has voluntarily agreed to reimburse each Fund for Other Expenses through December 31, 2003 to the extent that the Fund's Total Annual Fund Operating Expenses exceed 2.00% for its Class A Shares. If a Fund's overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty within the following three years. Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time.


EXPENSE EXAMPLE
---------------

     The tables below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in each Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
FUND                  1 YEAR    3 YEARS     FUND              1 YEAR     3 YEARS
--------------------------------------------------------------------------------

VP Cardinal Fund:      $203       $627      VP Warwick Fund:   $203       $627

--------------------------------------------------------------------------------


                              ABOUT YOUR INVESTMENT

INVESTING IN THE FUNDS
----------------------

     The Funds offer their shares to insurance company separate accounts that serve as investment vehicles for variable annuity contracts and variable life insurance policies. The Funds also offers their shares to certain qualified pension and retirement plans. The separate accounts and plan sponsors are the shareholders of the Funds and not the individual contract owners or plan beneficiaries. However, the separate accounts and plan sponsors may pass through voting rights to the contract owners or plan beneficiaries.


                                  Prospectus 7

     Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares in the Funds should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor. An insurance company or plan sponsor may not make available all Funds and there may be other restrictions and costs for purchases, sales or exchanges.

SERVICE FEES
------------

     The Funds have adopted a Class A distribution plan under Rule 12b-1. The Class A plan allows each Fund to charge up to 0.25% of that Fund's average daily net assets to pay insurance company or plan sponsor for its services in servicing shareholder accounts. Because these fees are paid out of each Fund's assets on an ongoing basis, the cost of an investment in a Fund will increase over time.

SHARE PRICES
------------

     A Fund's share price is known as its net asset value per share (NAV). The share prices are calculated as of fifteen minutes after the close of regular trading, usually 4:15 pm Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

     o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the mean of the last bid and ask price

     o   options on futures are valued at their closing price

     o short-term debt securities with a maturity of 60 days or less and money market securities held by a Fund are valued using the "amortized" cost method

     o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees

     Each Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares.

EXCESSIVE TRADING
-----------------

     The Funds reserve the right to refuse any purchase request that the Funds deem not to be in the best interests of the Funds or any of their shareholders, or that could adversely affect the Funds or their operations. In particular, unlike other Potomac Funds, the Funds are not suitable for purchase for by active investors and the Funds reserve the right to refuse purchase requests from any individuals or groups who, in the Funds' view, are likely to engage in market timing or excessive trading. Further, the Funds may refuse purchase requests from individuals or groups who do not have a contractual relationship with the Funds' sub advisor.


                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS
-----------------------

     Rafferty Asset Management, LLC (Rafferty) provides investment services to the Funds. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York 10110. Under an investment


                                  Prospectus 8
advisory agreement between The Potomac Insurance Trust and Rafferty, the Funds pay Rafferty fees at an annualized rate of 1.00% of the Funds' daily net assets.

     Rafferty has retained GBFS to serve as subadviser to the Funds. Together, an investment team from Rafferty and GBFS jointly will manage and be responsible for the Funds' assets. Under the subadviser arrangement, GBFS will direct, through Rafferty, the allocation of Fund assets among specific asset categories. Then, Rafferty will implement GBFS's allocation decisions for each Fund by selecting the particular securities that will comprise the asset categories in which a Fund will invest and place all brokerage orders for the purchase and sale of those securities.

     GBFS was founded in 1983 and is co-owned by Kim W. Gustafson, President, and Bruce W. Baxter, Executive Vice-President. GBFS has managed private accounts using defensive programs designed to respond to changing market conditions.

DISTRIBUTIONS AND TAXES
-----------------------

DISTRIBUTIONS:

     Each Fund distributes dividends from net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses. Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit.

     Dividends   and  net  capital  gain   distributions   will  be   reinvested
automatically at NAV in shares of the distributing Fund on which the dividend or distribution was declared unless you request otherwise in writing.

TAXES:

     Each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code), so that it will not have to pay federal income tax on that part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

     Fund shares are offered only to insurance company separate accounts that fund the Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the insurance company separate accounts that purchase and hold Fund shares (Separate Accounts) and (2) the holders of Contracts funded through the Separate Accounts.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a more detailed discussion. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts. Prospective shareholders are urged to consult their tax advisers.


                                  Prospectus 9

            MORE INFORMATION ON
        THE POTOMAC INSURANCE TRUST


This  Prospectus  is intended  only for use           P R O S P E C T U S
when  accompanied  by  a  Separate  Account
prospectus   or   qualified    pension   or                May 1, 2003
retirement plan document.



STATEMENT OF ADDITIONAL  INFORMATION (SAI):
The Funds' SAI contains more information on the Funds and their investment policies.
The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission
(SEC).                                            THE POTOMAC INSURANCE TRUST

CALL OR  WRITE  TO  OBTAIN  THE SAI FREE OF      Enhanced Investment Strategies
CHARGE:

Write to:   The Potomac Insurance Trust
            P.O. Box 1993                        The Potomac VP Cardinal Fund
            Milwaukee, Wisconsin 53201-1993
                                                  The Potomac VP Warwick Fund
Call:       (800) 851-0511

By Internet:  www. potomacfunds.com


These documents and other information about
the funds can be reviewed and copied at the
Securities and Exchange Commission's Public
Reference   Room   in   Washington,    D.C.
Information  on the operation of the Public            500 Fifth Avenue
Reference  Room may be  obtained by calling                Suite 415
the Commission at (202)  942-8090.  Reports        New York, New York 10110
and other  information  about the funds may
be viewed  on-screen or downloaded from the         100 South Royal Street
EDGAR  Database on SEC's  Internet web site       Alexandria, Virginia 22314
at  http://www.sec.gov.   Copies  of  these
documents  may be obtained,  after paying a
duplicating  fee, by electronic  request at
the     following      e-mail      address:
publicinfo@sec.gov, or by writing the SEC's
Public Reference Section,  Washington, D.C.
20549-0102.

No person has been  authorized  to give any
information  or to make any  representation
not contained in this Prospectus, or in the
SAI  incorporated  herein by reference,  in
connection  with the offering  made by this
Prospectus  and,  if given  or  made,  such
information or representations  must not be
relied  upon as having been  authorized  by
the  Potomac   Insurance   Trust  or  their
distributor.   This   Prospectus  does  not
constitute an offering by the Funds in any jurisdiction in which such an offering may not lawfully be made.

                 SEC File Number: 811-09761

                                      PROSPECTUS



                             THE POTOMAC INSURANCE TRUST

                            ENHANCED INVESTMENT STRATEGIES


                                100 South Royal Street
                              Alexandria, Virginia 22314


                                   500 Fifth Avenue
                                      Suite 415
                               New York, New York 10110

                                    (800) 851-0511



                       The Potomac VP Portfolio Strategies Fund




THE FUND OFFERS ITS CLASS A SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS THAT
 FUND VARIABLE ANNUITY CONTRACTS AND LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THOSE CONTRACTS AND POLICIES.

  LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND
  EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                     May 1, 2003

                                  TABLE OF CONTENTS

                                                                            Page

OVERVIEW.......................................................................1
  The Potomac VP Portfolio Strategies Fund.....................................2
  Risk Factors.................................................................3
  Historical Performance.......................................................5
  Fees and Expenses of the Fund................................................5

ABOUT YOUR INVESTMENT..........................................................7
  Investing in the Fund........................................................7
  Service Fees.................................................................7
  Share Prices.................................................................7
  Excessive Trading............................................................8

ADDITIONAL INFORMATION.........................................................8
  Management of the Fund.......................................................8
  Distributions and Taxes......................................................8

MORE INFORMATION ON THE POTOMAC INSURANCE TRUST...............................10


In deciding whether to invest in the Potomac VP Portfolio Strategies Fund described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Insurance Trust (the "Trust") has not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                                    OVERVIEW

     This Prospectus describes THE POTOMAC VP PORTFOLIO STRATEGIES FUND (the "Fund") of The Potomac Insurance Trust. The Fund currently offers for sale Class A shares. Shares of the Fund may be purchased through variable annuity contracts and variable life insurance policies ("Contracts"). Fund shares also may be purchased through certain qualified pension and retirement plans.

     Rafferty Asset Management, LLC ("Rafferty") serves as the Fund's investment adviser and Portfolio Strategies, Inc. ("PSI" or "subadviser") serves as the Fund's subadviser. ("Collectively, Rafferty and PSI are referred to herein as "advisers" in certain circumstances.)

     The Fund seeks capital appreciation through dynamic asset allocation among three major categories of securities: equities, debt, and money market instruments. An investment team from Rafferty and the subadviser jointly will invest the Fund's assets. In accordance with the subadviser's dynamic investment program, Rafferty frequently moves the Fund's assets through different categories and sectors of the market in an attempt to adjust the Fund's portfolio to reflect the relevant strength of various asset classes. The Fund's strategy differs from both the traditional buy-and-hold approach of most mutual funds and from the "all or nothing" approach of certain market timers who are either invested in the market or in cash.

     The Fund may engage in a variety of investment techniques designed to create "long" positions to capitalize on the appreciation in the price of specific securities or indices through options, futures contracts and options on futures and "short" positions to capitalize on declines in the price of specific securities or indices through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures.

     There is no assurance that the Fund will achieve its objective.


                                  Prospectus 1

                                  ABOUT THE FUND


THE POTOMAC VP PORTFOLIO STRATEGIES FUND
----------------------------------------

FUND OBJECTIVE

     The Potomac VP Portfolio Strategies Fund seeks capital appreciation.

PORTFOLIO INVESTMENT STRATEGY

     The Potomac VP Portfolio Strategies Fund seeks capital appreciation through a dynamic allocation of the Fund's assets among three major categories of securities: equities, debt and money market instruments.

     o The equity category includes equity securities of all types, including common stocks, preferred stocks, convertible securities and warrants.

     o The debt category includes all varieties of debt securities maturing in more than one year, such as corporate bonds, government securities, zero coupon bonds, and mortgage- and other asset-backed securities. Investments in debt securities will primarily be investment grade bonds; however, the Fund may invest no more than 20% of its total assets in lower-quality debt securities.

     o The money market category includes all types of short-term and money market instruments, including bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

     The Fund may invest either directly or indirectly in equity and debt securities. Indirect investments may be through exchange-traded funds and other mutual funds. The Fund also may enter into long and short positions in futures contracts, index futures contracts, options contracts, options on index futures contracts, swap agreements, options on securities and on indices, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments or as a substitute for a position in an underlying security. In addition, the Fund may seek exposure to foreign markets indirectly through investments in American Depository Receipts and other investment companies.

     The Fund also may engage in repurchase, reverse repurchase and forward purchase agreements. These investments generally will be short-term in nature and are primarily used to seek to enhance returns and manage liquidity.

     The advisers jointly will actively manage the Fund's portfolio and seek to allocate the Fund's assets among the three categories of securities based on the subadviser's relative value analysis of a variety markets, indices and sectors. Such allocation is based on the subadviser's analysis of fundamental and some technical data, including momentum models. The advisers regularly review the Fund's allocation and make changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the Fund's objective. This allocation is not intended to be balanced among the three securities categories or static. Rather, the advisers will likely engage in frequent trading of the Fund's assets in an attempt to position the portfolio in line with the subadviser's expectations for the near-term market movements.

     The Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval.


                                  Prospectus 2

RISK FACTORS
------------

     An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. These and other risks are described below.


RISKS OF THE ADVISERS' INVESTMENT STRATEGY:

     The principal risk of investing in the Fund is that the advisers' market timing strategy will not be successful. At the moment of any purchase or sell signal, the advisers will not know whether that particular signal will turn out to have indicated the start of a major or minor market move in either direction, or whether it will prove to be a false signal. The Fund could be exposed to declining markets and/or could miss a market rise if the advisers' model does not correctly predict market movements. As a result, there is no assurance that the advisers' market timing strategy will enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective of capital appreciation.


HIGH PORTFOLIO TURNOVER:


     The Fund's market timing strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund's portfolio turnover, which involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.


RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

     The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and options on securities, securities indices and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract or option and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGE RISK:

     The Fund may employ leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of the Fund and make it more volatile. The leveraged investment techniques that the Fund may employ could cause investors in the Fund to lose more money in adverse environments.

RISK OF SHORTING SECURITIES:

     The Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indexes. As a consequence, the Fund will lose value if and when the price of particular securities, baskets of securities or indexes rise - a result that is the opposite from traditional equity mutual funds.


                                  Prospectus 3

RISKS OF INVESTING IN EQUITY SECURITIES:

     The value of equity securities the Fund holds, either directly or indirectly, can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the equity securities, among other things. Prices of equity securities can rise or fall over short as well as long periods. The value of such securities in general are subject to market risks that may cause their prices to fluctuate substantially over time. Fluctuations in the value of equity securities in which the Fund invests, directly or indirectly, will cause the net asset value of the Fund to fluctuate.


INTEREST RATE CHANGES:

     Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.


CREDIT RISK:

     The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.


DERIVATIVES RISKS:

     The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the subadviser uses derivatives to enhance the Fund's return or as a substitute for a position or security held by the Fund. The success of the subadviser's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself. Liquidity risk exists when a security cannot be purchased or sold at the time desired or cannot be purchased or sold without adversely affecting the price.


SWAP AGREEMENT RISKS:

     The Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.


PREPAYMENT RISK:

     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In


                                  Prospectus 4
addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.


RISK OF LOWER-QUALITY DEBT SECURITIES:

     The Fund may  invest a portion  of its  assets in  securities  rated  below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result. Therefore, an investment in the Fund is subject to a higher risk of loss of principal than an investment in a Fund that may not invest in lower-rated securities.


RISK OF ASSET-BACKED SECURITIES:

     Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.


RISK OF MORTGAGE-BACKED SECURITIES:

     The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.


FOREIGN EXPOSURE:

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


HISTORICAL PERFORMANCE

     This Prospectus does not include a bar chart of annual total returns nor a performance table of average annual total returns because the Fund did not commence operations prior to the date of this Prospectus.

FEES AND EXPENSES OF THE FUND

     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Because the Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses


                                  Prospectus 5
expected to be incurred for the fiscal year ending December 31, 2003. The fees and expenses below do not include those of separate accounts. If they did include such fees, total expenses would be higher. Please refer to your Contract prospectus for information on additional fees and expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
----------------
--------------------------------------------------------------------------------
                                                                        CLASS A
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases (as a % of offering price)....   N/A

Maximum Deferred Sales Charge (as a % of original purchase price
  or sales proceeds, whichever is less).................................   N/A

Wire Redemption Fee..................................................... $15.00

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)
-------------------------
-------------------------------------------------

Management Fees .................       1.00%

Service (12b-1) Fees ............       0.25%

Other Expenses* .................       0.91%
-------------------------------------------------

Total Annual Operating
Expenses* .......................       2.16%
-------------------------------------------------

* Rafferty Asset Management, LLC has voluntarily agreed to reimburse the Fund for Other Expenses through December 31, 2003 to the extent that a Fund's Total Annual Fund Operating Expenses exceed 2.00% for its Class A Shares. If the Fund's overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty within the following three years. Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time.


EXPENSE EXAMPLE
---------------

     The tables below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in the Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  Prospectus 6

-------------------------------------------
FUND                    1 YEAR  3 YEARS
-------------------------------------------

VP Potomac Portfolio     $203    $661
Strategies Fund:

-------------------------------------------


                                ABOUT YOUR INVESTMENT

INVESTING IN THE FUND
---------------------

     The Fund offers its shares to insurance company separate accounts that serve as investment vehicles for variable annuity contracts and variable life insurance policies. The Fund also offers its shares to certain qualified pension and retirement plans. The separate accounts and plan sponsors are the shareholders of the Fund and not the individual contract owners or plan beneficiaries. However, the separate accounts and plan sponsors may pass through voting rights to the contract owners or plan beneficiaries.

     Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares in the Fund should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor. There may be other restrictions and costs for purchases, sales or exchanges of shares of the Fund.


SERVICE FEES
------------

     The Fund has adopted a Class A distribution plan under Rule 12b-1. The Class A plan permits the Fund to charge up to 0.25% of that Fund's average daily net assets to pay insurance company or plan sponsor for its services in servicing Contract Holders or Plans, as applicable. Because these fees are paid out of the Fund's assets on an ongoing basis, the cost of an investment in the Fund will increase over time.

SHARE PRICES
------------

     A Fund's share price is known as its net asset value per share (NAV). Each Fund's Class A share prices are calculated as of fifteen minutes after the close of regular trading, usually 4:15 p.m. Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Fund uses the following methods to price securities held in its portfolio:

     o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the mean of the last bid and ask prices,

     o debt securities are valued using a pricing service or through broker quotes,

     o  options on futures are valued at their closing price,

     o short-term debt securities with a maturity of 60 days or less and money market securities held by a Fund are valued using the "amortized" cost method, and


                                  Prospectus 7

     o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.

     The Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares.

EXCESSIVE TRADING
-----------------

     The Fund reserves the right to refuse any purchase request that the Fund deems not to be in the best interests of the Fund or any of its shareholders, or that could adversely affect the Fund or its operations. In particular, unlike other Potomac Funds, the Fund is not suitable for purchase by active investors and the Fund reserves the right to refuse purchase requests from any contract owners or plan beneficiaries that, in the Fund's view, are likely to engage in market timing or excessive trading. Further, the Fund may refuse purchase requests from contract owners or plan beneficiaries who do not have a contractual relationship with the Fund's subadviser.


                                ADDITIONAL INFORMATION

MANAGEMENT OF THE FUND
----------------------

     Rafferty Asset Management, LLC ("Rafferty") provides investment services to the Fund. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York 10110. Under an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty fees at an annualized rate of 1.00% of the Fund's average daily net assets.

     Rafferty has retained PSI, 1102 Broadway, #302, Tacoma, Washington 98402, to serve as subadviser to the Fund. PSI was founded in 1982 and manages in excess of $300 million in client assets.

     Together, an investment team from Rafferty and PSI jointly will manage and be responsible for the Fund's assets. Under the subadvisory arrangement, PSI will direct, through Rafferty, the allocation of Fund assets among specific asset categories. Then, Rafferty will implement PSI's allocation decisions for the Fund by selecting the particular securities that will comprise the asset categories in which the Fund will invest and place all brokerage orders for the purchase and sale of those securities.


DISTRIBUTIONS AND TAXES
-----------------------

DISTRIBUTIONS:

     The Fund distributes dividends from net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses. The Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit.

     Dividends   and  net  capital  gain   distributions   will  be   reinvested
automatically at NAV in shares of the Fund on which the dividend or distribution was declared unless you request otherwise in writing.

TAXES:

     The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code), so that it will not have to pay federal income tax on that part of its investment company taxable


                                  Prospectus 8
income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

     Fund shares are offered only to insurance company separate accounts that fund the Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the insurance company separate accounts that purchase and hold Fund shares (Separate Accounts) and (2) the holders of Contracts funded through the Separate Accounts.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a more detailed discussion. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts. Prospective shareholders are urged to consult their tax advisers.


                                  Prospectus 9


            MORE INFORMATION ON
       THE  POTOMAC  INSURANCE TRUST

This Prospectus is intended only for use when
accompanied by a Separate Account  prospectus
or  qualified   pension  or  retirement  plan                P R O S P E C T U S
document.

                                                                 May 1, 2003

STATEMENT OF  ADDITIONAL  INFORMATION  (SAI):
The Fund's SAI contains more  information  on
the Fund and its investment policies. The SAI
is   incorporated   in  this   Prospectus  by
reference (meaning it is legally part of this
Prospectus).  A  current  SAI is on file with
the Securities and Exchange Commission (SEC).
                                                          THE POTOMAC INSURANCE TRUST
CALL OR  WRITE  TO  OBTAIN  THE  SAI  FREE OF
CHARGE:                                                  Enhanced Investment Strategies

  Write to:  The Potomac Insurance Trust
             P.O. Box 1993
             Milwaukee, Wisconsin  53201-1993        The Potomac VP Portfolio Strategies Fund

  Call:      (800) 851-0511


  By Internet:  www.potomacfunds.com


These documents and other  information  about
the Fund can be  reviewed  and  copied at the
Securities and Exchange  Commission's  Public
Reference    Room   in    Washington,    D.C.
Information  on the  operation  of the Public
Reference Room may be obtained by calling the                    500 Fifth Avenue
Commission  at (202)  942-8090.  Reports  and                       Suite 415
other  information  about  the  Fund  may  be                New York, New York 10110
viewed on-screen or downloaded from the EDGAR
Database  on  SEC's   Internet  web  site  at                 100 South Royal Street
http://www.sec.gov. Copies of these documents                Alexandria, Virginia 22314
may be obtained,  after paying a  duplicating
fee, by  electronic  request at the following
e-mail  address:  publicinfo@sec.gov,  or  by
writing the SEC's Public  Reference  Section,
Washington, D.C. 20549-0102.

No  person  has been  authorized  to give any
information or to make any representation not
contained in this  Prospectus,  or in the SAI
incorporated   herein   by   reference,    in
connection  with  the  offering  made by this
Prospectus   and,  if  given  or  made,  such
information  or  representations  must not be
relied upon as having been  authorized by the
Potomac Insurance Trust or their distributor.
This   Prospectus   does  not  constitute  an
offering by the Fund in any  jurisdiction  in
which such an  offering  may not  lawfully be
made.

                   SEC File Number: 811-09761


                                   PROSPECTUS



                           THE POTOMAC INSURANCE TRUST

                         Enhanced Investment Strategies



                             100 South Royal Street
                           Alexandria, Virginia 22314

                                500 Fifth Avenue
                                    Suite 415
                            New York, New York 10110

                                 (800) 851-0511



   -----------------------------------------------------------------------------

               PLUS FUNDS                            SHORT FUNDS
   -----------------------------------------------------------------------------

   The Potomac VP OTC Plus Fund           The Potomac VP OTC/Short Fund
   The Potomac VP Dow 30(SM) Plus Fund    The Potomac VP Dow 30(S)M/Short Fund
   The Potomac VP Small Cap Plus Fund     The Potomac VP Small Cap/Short Fund
   The Potomac VP Internet Plus Fund      The Potomac VP Internet/Short Fund
   The Potomac VP U.S. Plus Fund          The Potomac VP U.S./Short Fund
   The Potomac VP Japan Plus Fund         The Potomac VP Japan/Short Fund
   The Potomac VP MidCap Plus Fund        The Potomac VP MidCap/Short Fund
   The Potomac VP Total Market Plus Fund  The Potomac VP Total Market/Short Fund
   -----------------------------------------------------------------------------


                       ----------------------------------

                                MONEY MARKET FUND
                       ----------------------------------

                        The Potomac VP Money Market Fund
                       ----------------------------------
Each Fund offers its Class A and Class B shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies. This Prospectus should be read together with the Prospectus for those contracts and policies.

 Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                   May 1, 2003

                                TABLE OF CONTENTS

                                                                            Page


OVERVIEW OF THE POTOMAC INSURANCE TRUST........................................2
THE POTOMAC INSURANCE TRUST....................................................3
  The Potomac VP OTC Funds.....................................................3
  The Potomac VP Dow 30(S)M Funds..............................................4
  The Potomac VP Small Cap Funds...............................................5
  The Potomac VP Internet Funds................................................6
  The Potomac VP U.S. Funds....................................................7
  The Potomac VP Japan Funds...................................................8
  The Potomac VP MidCap Funds..................................................9
  The Potomac VP Total Market Funds...........................................10
  Investment Techniques and Policies..........................................11
  Risk Factors................................................................12
  The Potomac Money Market Fund...............................................15
  Historical Performance......................................................16
  Fees and Expenses of the Funds..............................................16
ABOUT YOUR INVESTMENT.........................................................20
  Investing in the Funds......................................................20
  Classes of Shares...........................................................20
  Rule 12b-1 Fees.............................................................20
  Share Prices................................................................21
ADDITIONAL INFORMATION........................................................21
  Management of the Funds.....................................................21
  Distributions and Taxes.....................................................22
MORE INFORMATION ON  THE POTOMAC INSURANCE TRUST..............................23



In deciding whether to invest in the Potomac Insurance Trust (the "Trust"), you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI") relating to the Funds. The Trust had not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                     OVERVIEW OF THE POTOMAC INSURANCE TRUST


      This Prospectus describes the following Funds (Funds) of The Potomac Insurance Trust:


   The Potomac VP OTC Plus Fund           The Potomac VP OTC/Short Fund
   The Potomac VP Dow 30(SM) Plus Fund    The Potomac VP Dow 30(SM)/Short Fund
   The Potomac VP Small Cap Plus Fund     The Potomac VP Small Cap/Short Fund
   The Potomac VP Internet Plus Fund      The Potomac VP Internet/Short Fund
   The Potomac VP U.S. Plus Fund          The Potomac VP U.S./Short Fund
   The Potomac VP Japan Plus Fund         The Potomac VP Japan/Short Fund
   The Potomac VP MidCap Plus Fund        The Potomac VP MidCap/Short Fund
   The Potomac VP Total Market Plus Fund  The Potomac VP Total Market/Short Fund

   The Potomac VP Money Market Fund


      The Funds may be purchased through variable annuity contracts and variable life insurance policies (Contracts). The Funds also may be purchased through certain qualified pension and retirement plans.

      The Potomac Insurance Trust consists primarily of pairs of funds. Each pair consists of one "plus" fund and one "short" fund. Each "plus" fund is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund seeks to provide a return that is equal to 125% of the return of its target index. Each "short" fund is designed to provide investment results that are opposite of the return of its target index.

      As an example, each of The Potomac VP OTC Plus Fund and The Potomac VP OTC/Short Fund is targeted to the Nasdaq 100 Index(TM). If, on a given day, the Nasdaq 100 Index gains 2%, the VP OTC Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%), while the VP OTC/Short Fund is designed to lose 2%. Conversely, if the Nasdaq 100 Index loses 1% on a given day, the VP OTC/Short Fund is designed to gain 1%, while the VP OTC Plus Fund is designed to lose 1.25%.

      To achieve these results, the Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, the Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Funds will achieve their objectives.

      The Potomac Insurance Trust also offers a money market fund, which is designed to provide stability of principal, liquidity and current income.

                           THE POTOMAC INSURANCE TRUST


THE POTOMAC VP OTC FUNDS


OBJECTIVES:

      THE POTOMAC VP OTC PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM). If it is successful in meeting its objective, the net asset value of VP OTC Plus Fund shares should increase approximately one and a quarter as much as the Nasdaq 100 Index(TM) when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index(TM) decline on a given day.

      THE POTOMAC VP OTC/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nasdaq 100 Index(TM). If it is successful in meeting its objective, the net asset value of VP OTC/Short Fund shares should increase in direct proportion to any decrease in the level of the Nasdaq 100 Index(TM) on a given day. Conversely, the net asset value of shares in the VP OTC/Short Fund should decrease in direct proportion to any increase in the level of the Nasdaq 100 Index(TM) on a given day.

      The Potomac VP OTC Funds' investment objectives are not fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.


CORE INVESTMENTS:

      In attempting to achieve their objectives, the Potomac VP OTC Funds invest directly in the securities of the companies that comprise the Nasdaq 100 Index(TM). In addition, THE POTOMAC VP OTC PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC VP OTC/SHORT FUND also enters into short positions in the securities of the companies that comprise the Nasdaq 100 Index, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements.


      Each Potomac VP OTC Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the VP OTC Plus Fund correspond to 125% of the performance of the Nasdaq 100 Index(TM) and for the VP OTC/Short Fund inversely correspond to the performance of the Nasdaq 100 Index(TM), which includes investments in over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX:

      The NASDAQ 100 INDEX(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, The Potomac Insurance Trust.

THE POTOMAC VP DOW 30(SM) FUNDS


OBJECTIVES:

      THE POTOMAC VP DOW 30SM PLUS FUND seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM
(Dow). If it is successful in meeting its objective, the net asset value of VP Dow 30 Plus Fund shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the VP Dow 30 Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

      THE POTOMAC VP DOW 30(S)M/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Dow. If it is successful in meeting its objective, the net asset value of the VP Dow 30/Short Fund shares should increase in direct proportion to any decrease in the level of the Dow on a given day. Conversely, the net asset value of shares in the VP Dow 30/Short Fund should decrease in direct proportion to any increase in the level of the Dow on a given day.

      The Potomac VP Dow 30 Funds' investment objectives are not fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.

CORE INVESTMENTS:

      In attempting to achieve their objectives, the Potomac VP Dow 30 Funds invest directly in the securities of the companies that comprise the Dow. In addition, THE POTOMAC VP 30 PLUS(SM) Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may invest in DIAMONDS, which are publicly traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. THE POTOMAC VP DOW(SM) 30/SHORT FUND also enters into short positions in the securities of the companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures options contracts and swap agreements.

      Each Potomac VP Dow 30 Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that for the Dow 30 Plus Fund correspond to 125% of the performance of the Dow and for the Dow 30/Short Fund inversely correspond to the performance of the Dow, which includes investments in securities of companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, DIAMONDS, U.S. Government securities and repurchase agreements.


TARGET INDEX:

      The DOW JONES INDUSTRIAL AVERAGE(SM) consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average(SM), DJIA(SM), and Dow 30(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to The Potomac Insurance Trust other than the licensing of those service marks for use in connection with the Funds' materials. Dow Jones does not sponsor, endorse, sell or promote The Potomac Insurance Trust.


THE POTOMAC VP SMALL CAP FUNDS


OBJECTIVES:

      THE POTOMAC VP SMALL CAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000(R) Index (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of VP Small Cap Plus Fund shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP Small Cap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on a given day.

      The Potomac VP Small Cap/Short Fund seeks to provide investment returns that inversely correspond (opposite) to the performance of the Russell 2000 Index. If it is successful in meeting its objective, the net asset value of VP Small Cap/Short Fund shares should increase in direct proportion to any decrease in the level of the Russell 2000 Index on a given day. Conversely, the net asset value of shares in the VP Small Cap/Short Fund should decrease in direct proportion to any increase in the level of the Russell 2000 Index on a given day.

      The Potomac VP Small Cap Funds' investment objectives are not fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.


CORE INVESTMENTS:

      In attempting to achieve their objectives, the Potomac VP Small Cap Funds primarily invest directly in the securities of the companies that comprise the Russell 2000 Index. In addition, THE POTOMAC VP SMALL CAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements, and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC VP SMALL CAP/SHORT FUND also enters into short positions in the securities of the companies that comprise the Russell 2000, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements.


      Each Potomac VP Small Cap Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Small Cap Plus Fund correspond to 125% of the performance of an index that tracks stocks of small capitalization companies and for the VP Small Cap/Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.



TARGET INDEX:


      The RUSSELL 2000(R) INDEX is comprised of the smallest 2000 companies in the Russell 3000 Index. As of June 30, 2002, the average market capitalization of the companies included in the Russell 2000 was approximately $490 million. That compares to $4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, The Potomac Insurance Trust.


THE POTOMAC VP INTERNET FUNDS


OBJECTIVES:

      THE POTOMAC VP INTERNET PLUS FUND seeks to provide investment results that correspond to 125% of the performance of the Dow Jones Composite Internet IndexSM (Internet Index). If it is successful in meeting its objective, the net asset value of VP Internet Plus Fund shares should increase approximately one and a quarter as much as the Internet Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP Internet Plus Fund should decrease approximately one and a quarter as much when aggregate prices of the securities in the Internet Index decline on a given day.

      THE POTOMAC VP INTERNET/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Internet Index. If it is successful in meeting its objective, the net asset value of VP Internet/Short Fund shares should increase in direct proportion to any decrease in the level of the Internet Index on a given day. Conversely, the net asset value of shares in the VP Internet/Short Fund should decrease in direct proportion to any increase in the level of the Internet Index on a given day.

      The Potomac VP Internet Funds' investment objectives are not fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.


CORE INVESTMENTS:

      In attempting to achieve their objectives, the Potomac VP Internet Funds invest directly in the securities of the companies that comprise the Internet Index. In addition, THE POTOMAC VP INTERNET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC VP INTERNET/SHORT FUND also enters into short positions in the securities of the companies that comprise the Internet Index, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements


      Each Potomac VP Internet Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Potomac VP Internet Plus Fund correspond to 125% of the performance of an index that tracks the stocks of Internet companies and for the Potomac VP Internet/Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.





TARGET INDEX:

      The DOW JONES COMPOSITE INTERNET INDEX(SM) is a modified capitalization-weighted index designed to track the performance of companies that are involved in Internet related activities. The Internet Index tracks 40 e-commerce and Internet services companies that generate at least 50% of their revenues from the Internet and have a three-month average market capitalization of at least $100 million. Dow Jones and Dow Jones Composite Internet IndexSM are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to The Potomac Insurance Trust other than the licensing of the Internet Index in connection with the Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of the Funds of The Potomac Insurance Trust.


THE POTOMAC VP U.S. FUNDS


OBJECTIVES:

      THE POTOMAC VP U.S. PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index). If it is successful in meeting its objective, the net asset value of VP U.S. Plus Fund shares should increase approximately one and a quarter as much as the S&P 500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP U.S. Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 500 Index decline on a given day.

      THE POTOMAC VP U.S./SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 500 Index. If it is successful in meeting its objective, the net asset value of VP U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares in the VP U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.

      The Potomac VP U.S. Funds' investment objectives are not fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.

Core Investments:

      In attempting to achieve their objectives, the Potomac VP U.S. Funds invest directly in the securities of the companies that comprise the S&P 500 Index and may invest in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Funds to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500 Index. The POTOMAC VP U.S. PLUS FUND also enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC VP U.S./SHORT FUND enters into short positions in SPDRs, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements.


      Each Potomac VP U.S. Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the VP U.S. Plus Fund correspond to 125% of the performance of a broad-based market index that tracks the stocks of U.S. companies and for the VP U.S./Short Fund inversely correspond to the performance of a broad-based index that track the stocks of U.S. companies, which includes investments in securities of companies that comprise such index, U.S. stock depositary receipts, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.



TARGET INDEX:

      The STANDARD & Poor's 500 COMPOSITE STOCK PRICE INDEX(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. Standard & Poor's is not a sponsor of, or in any way affiliated with, The Potomac Insurance Trust.


THE POTOMAC VP JAPAN FUNDS


OBJECTIVES:

      THE POTOMAC VP JAPAN PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nikkei 225 Stock Average (Nikkei Index). If it is successful in meeting its objective, the net asset value of VP Japan Plus Fund shares should increase approximately one and a quarter as much as the Nikkei Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP Japan Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nikkei Index decline on a given day.

      THE POTOMAC VP JAPAN/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nikkei Index. If it is successful in meeting its objective, the net asset value of VP Japan/Short Fund shares should increase in direct proportion to any decrease in the level of the Nikkei Index on a given day. Conversely, the net asset value of shares in the VP Japan/Short Fund should decrease in direct proportion to any increase in the level of the Nikkei Index.

      The Potomac VP Japan Funds' investment objectives are not fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.


CORE INVESTMENTS:

      In attempting to achieve their objectives, the Potomac VP Japan Funds will not invest directly in the securities of the companies that comprise the Nikkei Index. Rather, the Potomac VP Japan Funds intend to invest in American
Depositary Receipts (ADRs) of such companies and other securities that the investment advisor believes would provide a return that approximates the Nikkei Index. The Potomac VP Japan Funds also will enter into long and short positions, respectively, in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds intend to hold U.S. Government securities to collateralize these futures and options contracts. In addition, the Funds will enter into repurchase agreements.

      Each Potomac VP Japan Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the VP Japan Plus Fund correspond to 125% of the performance of an index that tracks the stocks of Japanese companies, and for the VP Japan Short Fund inversely correspond to the performance of such index, which includes investments in which includes investments in ADRs of Japanese companies, over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.


TARGET INDEX:

      The NIKKEI 225 STOCK AVERAGE is a price-weighted index of the 225 largest Japanese companies listed on the Tokyo Stock Exchange. The Nikkei Index was first published in 1949 and is generally considered as a proxy for the Japanese large-capitalization equity market.

THE POTOMAC VP MIDCAP FUNDS



OBJECTIVES

      THE POTOMAC MIDCAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P MidCap 400 Index(TM) (MidCap Index). If it is successful in meeting its objective, the net asset value of VP MidCap Plus Fund shares should increase approximately one and a quarter as much as the MidCap Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP MidCap/Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the VP MidCap Index decline on a given day.

      THE POTOMAC MIDCAP/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the MidCap Index. If it is successful in meeting its objective, the net asset value of VP MidCap/Short Fund shares should increase in direct proportion to any decrease in the level of the MidCap Index on a given day. Conversely, the net asset value of shares in the VP MidCap/Short Fund should decrease in direct proportion to any increase in the level of the MidCap Index on a given day.

      The Potomac VP MidCap Funds' investment objectives are not fundamental policies and may be changed without shareholder approval.


CORE INVESTMENTS

      In attempting to achieve their objectives, the Potomac VP MidCap Funds invest directly in the securities of the companies that comprise the MidCap Index. In addition, THE POTOMAC VP MIDCAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The Potomac VP MidCap/Short Fund also enters into short positions in the securities of the companies that comprise the MidCap Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.


      Each Potomac VP MidCap Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of an index that reflects middle capitalization of the market and for the VP MidCap/Short Fund inversely correspond to the performance of the such index, which includes investments in over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.



TARGET INDEX


      THE S&P MidCap Index(TM) consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The MidCap Index is a market-value weighted index and was the first benchmark of midcap stock price movement. As of February 28, 2003, the average market capitalization of the companies included in the MidCap Index was approximately $2.___billion. Standard & Poor's is not a sponsor of, or in any way affiliated with, The Potomac Insurance Trust.



THE POTOMAC VP TOTAL MARKET FUNDS



OBJECTIVES:

      THE POTOMAC VP TOTAL MARKET PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P SuperComposite 1500 Index (S&P 1500 Index). If it is successful in meeting its objective, the net asset value of VP Total Market Plus Fund shares should increase approximately one and a quarter as much as the S&P 1500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the VP Total Market Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 1500 Index decline on a given day.

      THE POTOMAC VP TOTAL MARKET/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 1500 Index. If it is successful in meeting its objective, the net asset value of Total

Market/Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 1500 SuperComposite Index on a given day. Conversely, the net asset value of shares in the VP Total Market/Short Fund should decrease in direct proportion to any increase in the level of the S&P1500 Index on a given day.

      The  Potomac  VP  Total  Market  Funds'  investment   objectives  are  not
fundamental policies and may be changed by The Potomac Insurance Trust's Board of Trustees without shareholder approval.


CORE INVESTMENTS

      In attempting to achieve their objectives, the Potomac VP Total Market Funds invest directly in the securities of the companies that comprise the S&P 1500 Index using a "sampling" technique. Because it would be very expensive and inefficient to buy and sell all securities in the S&P 1500 Index, Rafferty will select from the S&P 1500 Index a representative sample of securities that resemble the Index in terms of risk factors and industry weightings, market capitalization and other characteristics. In addition, THE POTOMAC VP TOTAL MARKET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC VP TOTAL MARKET/SHORT FUND also enters into short positions in securities of companies that comprise the S&P 1500 Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.


      Each Potomac VP Total Market Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its net assets in a manner designed to provide investment returns that for the VP Total Market Plus Fund correspond to 125% of the performance of an index that tracks the stocks of the broad U.S. equities market and for the VP Total Market/Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.



TARGET INDEX

      THE STANDARD & Poor's SUPERCOMPOSITE 1500 INDEX is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 500 Index, S&P MidCap 400 Index and the S&P 600 SmallCap Index. The S&P 1500 Index is meant to represent the performance of the broad U.S. equities market, consisting of 87% of total U.S. equity market capitalization, including small-, medium- and large-capitalization companies. Standard & Poor's is not a sponsor of, or in any way affiliated with, The Potomac Insurance Trust.


INVESTMENT TECHNIQUES AND POLICIES


      Rafferty Asset Management, LLC (Rafferty), the investment advisor to each of the Funds of The Potomac Insurance Trust, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Plus Funds, Rafferty attempts to magnify the returns of each Fund's target index, while the Short Funds are managed to provide returns inverse (opposite) of each Short Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

      Each Plus Fund invests significantly in futures contracts on stock indices, options on futures contracts and financial instruments such as options on securities and stock indices options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

      Each Fund is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market and the use of leverage for the Plus Funds and inverse correlation for the Short Funds to achieve a Fund's investment objective.

      It is the policy of each Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective anytime its assets fall below $2 million, Rafferty may invest the assets of a Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

      It is the policy of each of the Funds to notify its shareholders within 60 days of any changes to its 80% investment policy described above.


RISK FACTORS


      An investment in the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES:

      The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.


RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

      The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS:

      Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.


LEVERAGE RISK:

      Each Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.


INVERSE CORRELATION RISK:

      Each Short Fund is negatively correlated to its target index and should lose money when its target index rises - a result that is the opposite from traditional equity mutual funds. Because each Short Fund seeks daily returns inverse to its target index, the difference between a Short Fund's daily and the return of its target index may be negatively compounded during periods in which the markets decline.


RISK OF POOR TRACKING:

      Several factors may affect the Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.


RISK OF TRADING HALTS:

      In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.


RISK OF EARLY CLOSING:

      The normal close of trading of securities listed on the Nasdaq and New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day a Fund might incur substantial trading losses.


HIGH PORTFOLIO TURNOVER:


      Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their targeted level of operating expenses.



RISK OF NON-DIVERSIFICATION:

      Each Fund (except the VP Money Market Fund) is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.


RISKS OF INVESTING IN INTERNET COMPANIES:

      The Potomac VP Internet Funds concentrate their investments in Internet companies. In addition, The Potomac VP OTC Funds may invest a substantial portion of their assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Internet Index and the Nasdaq 100 Index.


RISKS OF INVESTING IN MID CAPITALIZATION COMPANIES:

      The Potomac VP MidCap Funds concentrate their investments in middle capitalization companies. Mid Cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of mid cap companies could be more difficult to liquidate during market declines compared to the shares of companies with greater capitalization.


RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES:

      The Potomac VP Small Cap Funds concentrate their investments in small capitalization companies. Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.


RISKS OF INVESTING IN JAPANESE COMPANIES:

      The Potomac VP Japan Funds may invest without limit indirectly in Japanese securities through ADRs. Investments in Japanese securities involve greater risks than investing in domestic securities. As result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in Japan. Japanese laws and accounting, auditing, and financial reporting standards typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.

THE POTOMAC VP MONEY MARKET FUND


OBJECTIVE:

      THE POTOMAC VP MONEY MARKET FUND seeks to provide security of principal, current income and liquidity.


CORE INVESTMENTS:

      THE POTOMAC VP MONEY MARKET FUND seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

INVESTMENT TECHNIQUES AND POLICIES:

      In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.


RISK FACTORS:

   o The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

   o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

   o Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

HISTORICAL PERFORMANCe


      This Prospectus does not include a bar chart of annual total returns nor a performance table of average annual total returns because the Funds of The Potomac Insurance Trust have not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES OF THE FUNDS


      The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses below are based on estimated expenses for the current fiscal year. The fees and expenses below do not include those of separate accounts. If they did include such fees, total expenses would be higher. Please refer to your Contract prospectus for information on additional fees and expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
----------------

--------------------------------------------------------------------------------

                                                                CLASS A  CLASS B
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases (as a % of offering     None     None
price)..............................

Maximum Deferred Sales Charge (as a % of original purchase
price or sales proceeds, whichever is less)................       None     None

Wire Redemption Fee........................................      $15.00   $15.00
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)
-------------------------

CLASS A SHARES:

------------------------------------------------------------------------------------------

                                   VP
                   VP     VP      SMALL      VP               VP       VP     VP TOTAL
                  OTC    DOW 30    CAP    INTERNET  VP U.S.  JAPAN   MIDCAP   MARKET
                  PLUS    PLUS     PLUS     PLUS     PLUS     PLUS    PLUS     PLUS
------------------------------------------------------------------------------------------

Management        0.75     0.75    0.75     0.75      0.75    0.75     0.75     0.75
Fees

Distribution       N/A     N/A      N/A      N/A      N/A      N/A     N/A       N/A
(12b-1) Fees

Other             0.86     0.86    0.86     0.86      0.77    0.77     0.77     0.77
Expenses*         ----     ----    ----     ----      ----    ----     ----     ----

Total Annual
Operating
Expenses*         1.61     1.61    1.61     1.61      1.52    1.52     1.52     1.52
                  ====     ====    ====     ====      ====    ====     ====     ====
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                 VP                                                  VP
                  VP    VP DOW  SMALL      VP      VP      VP      VP       VP      TOTAL
                 OTC/     30/    CAP/   INTERNET  U.S./   JAPAN   MONEY   MIDCAP   MARKET
                SHORT    SHORT   SHORT   /SHORT   SHORT   SHORT   MARKET   SHORT    SHORT
------------------------------------------------------------------------------------------

Management       0.90    0.90    0.90    0.90     0.90    0.90    0.50     0.90    0.90
Fees

Distribution     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A
(12b-1) Fees

Other            1.22    1.22    1.22    1.22     1.22    1.22    0.76     1.22    1.22
Expenses*        ----    ----    ----    ----     ----    ----    ----     ----    ----

Total Annual
Operating        2.12    2.12    2.12    2.12     2.12    2.12    1.26     2.12    2.12
Expenses*        ====    ====    ====    ====     ====    ====    ====     ====    ====

Net Annual
Operating
Expenses*        1.65    1.65    1.65    1.65     1.65    1.65    1.25     1.65    1.65
                 ====    ====    ====    ====     ====    ====    ====     ====    ====
------------------------------------------------------------------------------------------

* Rafferty Asset Management, LLC has voluntarily agreed to reimburse the Funds for Other Expenses through December 31, 2003 to the extent that Class A Total Annual Fund Operating Expenses exceed 1.50% for the Plus Funds, 1.65% for the Short Funds and 1.25% for the Money Market Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years. Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time.


Class B Shares:
--------------

-------------------------------------------------------------------------------------------

                                               VP                VP        VP    VP TOTAL
                VP OTC   VP DOW   VP SMALL  INTERNET  VP U.S.   JAPAN    MIDCAP   MARKET
                 PLUS    30 PLUS  CAP PLUS    PLUS     PLUS      PLUS     PLUS     PLUS
----------------------------------------------------------------------------------------------

Management        0.75     0.75     0.75      0.75     0.75      0.75     0.75     0.75
Fees

Distribution      1.00     1.00     1.00      1.00     1.00      1.00     1.00     1.00
(12b-1) Fees

Other Expenses*   0.86     0.86     0.86      0.86     0.77      0.77     0.77     0.77
                  ----     ----     ----      ----     ----      ----     ----     ----

Total Annual
Operating         2.61     2.61     2.61      2.61     2.52      2.52     2.52     2.52
Expenses*         ====     ====     ====      ====     ====      ====     ====     ====

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

                                     VP
                    VP              Small     VP      VP      VP     VP       VP      VP Total
                   OTC/   VP DOW    Cap/   Internet  U.S./  Japan/  Money   MidCap    Market
                   Short  30/Short  Short   Short    Short  Short   Market   Short     Short
----------------------------------------------------------------------------------------------

Management          0.90   0.90      0.90   0.90     0.90   0.90    0.50     0.90     0.90
Fees

Distribution        1.00   1.00      1.00   1.00     1.00   1.00    1.00     1.00     1.00
(12b-1) Fees

Other Expenses*     1.22   1.22      1.22   1.22     1.22   1.22    0.76     1.22     1.22
                    ----   ----      ----   ----     ----   ----    ----     ----     ----
Total Annual
Operating           3.12   3.12      3.12   3.12     3.12   3.12    2.26     3.12     3.12
                    ====   ====      ====   ====     ====   ====    ====     ====     ====
Expenses*

----------------------------------------------------------------------------------------------


* Rafferty Asset Management, LLC has voluntarily agreed to reimburse the Funds for Other Expenses through December 31, 2003 to the extent that Class B Total Annual Fund Operating Expenses exceed 2.50% for the Plus Funds, 2.65% for the Short Funds and 2.25% for the Money Market Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years. Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time.



EXPENSE EXAMPLE
---------------

      The tables below are intended to help you compare the cost of investing in Class A and Class B of the Funds with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in each

Class of each Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Classes' operating expenses remain the same. The Year 3 expenses are based on Total Annual Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
FUND                    1 YEAR  3 YEARS    FUND                1 YEAR    3 YEARS
--------------------------------------------------------------------------------
VP OTC Plus:                               VP OTC/Short:

   Class A               $164    $486         Class A            $168      $520
   Class B               $253    $801         Class B            $268      $919
--------------------------------------------------------------------------------
VP Dow 30 Plus:                            VP Dow 30/Short:

   Class A               $164    $486         Class A            $168      $520
   Class B               $253    $801         Class B            $268      $919
--------------------------------------------------------------------------------
VP Small Cap Plus:                         VP Small Cap/Short:
                                 $486         Class A            $168      $520
   Class A               $164    $801         Class B            $268      $919
   Class B               $253
--------------------------------------------------------------------------------
VP Internet Plus:                          VP Internet/Short:

   Class A               $164    $486         Class A            $168      $520
   Class B               $253    $801         Class B            $268      $919
--------------------------------------------------------------------------------
VP U.S. Plus:                              VP U.S./Short:

   Class A               $153    $476         Class A            $168      $520
   Class B               $253    $781         Class B            $268      $919
--------------------------------------------------------------------------------
VP Japan Plus:                             VP Japan/Short:

   Class A               $153    $476         Class A            $168      $520
   Class B               $253    $781         Class B            $268      $919
--------------------------------------------------------------------------------
VP MidCap Plus:                            VP MidCap/Short:

   Class A               $153    $476        Class A             $168      $520
   Class B               $253    $781        Class B             $268      $919
--------------------------------------------------------------------------------
VP Total Market Plus:                      VP Total Market/
  Class A                $153    $476      Short:
  Class B                $253    $781        Class A             $168      $520
                                             Class B             $268      $919
--------------------------------------------------------------------------------
VP Money Market Fund:
  Class A                $127    $398
  Class B                $228    $704
----------------------------------------

                              ABOUT YOUR INVESTMENT

INVESTING IN THE FUNDS


      The Potomac Insurance Trust offers shares of its Funds to insurance company separate accounts that serve as investment vehicles for variable annuity contracts and variable life insurance policies. The Trust also offers shares of the Funds to certain qualified pension and retirement plans. The separate accounts and plan sponsors are the shareholders of the Funds and not the individual contract owners or plan beneficiaries. However, the separate accounts and plan sponsors may pass through voting rights to the contract owners or plan beneficiaries.

      Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares in the Funds should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor. An insurance company or plan sponsor may not make available all Funds and there may be other restrictions and costs for purchases, sales or exchanges.


CLASSES OF SHARES


      Each Fund offers two classes of shares that are sold and redeemed at net asset value. An insurance company or plan sponsor may not make available both classes in its Contracts or qualified pension and retirement plans.

         o Class A shares are made available only with respect to Contracts and qualified pension and retirement plans where the insurance company or plan sponsor receives no payments from the Funds for its services in selling the Funds' shares or servicing shareholder accounts.

         o Class B shares are made available with respect to Contracts and qualified pension and retirement plans where the insurance company or plan sponsor receives payments at an annual rate of up to 1.00% of that class' average daily net assets for distribution and servicing activities. As a result, Class B shares have higher on-going expenses than Class A shares of the same Fund.

      The Trust reserves the right to reject any purchase order or suspend the offering of Fund shares.


RULE 12B-1 FEES


      The Funds have adopted a distribution plan under Rule 12b-1 for each Class of shares. The Class A plan does not permit the Funds to incur any direct distribution expenses related to Class A shares. However, it does authorize the Funds' investment adviser and distributor to pay expenses related to the distribution and sales of the Funds' Class A shares. The Class B plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Funds' Class B assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under Class B plan, the fees may amount to an annualized rate of 1.00% of that class' average daily net assets.

SHARE PRICEs


      A Fund's share price is known as its net asset value per share (NAV). For all of the Funds except the VP Money Market Fund, the share prices are calculated fifteen minutes after the close of regular trading, usually 4:15 pm Eastern time, each day the NYSE is open for business. The VP Money Market Fund's share price is calculated as of 1:15 pm Eastern time each day the NYSE and Federal Reserve Bank of New York are open. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

      o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the mean of the last bid and ask price

      o  options on futures are valued at their closing price

      o short-term debt securities with a maturity of 60 days or less and money market securities held by a Fund are valued using the "amortized" cost method

      o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees


                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS


      Rafferty Asset Management, LLC (Rafferty) provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York 10110. Rafferty also provides investment services to certain other businesses and institutional clients.

      Under an investment advisory agreement between The Potomac Insurance Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets.

--------------------------------------------------------------------------------
                                                 ADVISORY FEES CHARGED
                                                 ---------------------

--------------------------------------------------------------------------------
PLUS FUNDS                                                0.75
SHORT FUNDS                                               0.90
MONEY MARKET FUND                                         0.50
--------------------------------------------------------------------------------

      An  investment   committee  of  Rafferty   employees  has  the  day-to-day
responsibility for managing the Funds.


DISTRIBUTIONS AND TAXES


DISTRIBUTIONS:

      Each Fund, except the VP Money Market Fund, distributes dividends from net investment income at least annually. The VP Money Market Fund usually distributes dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses. Each Fund, except the VP Money Market Fund, also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit.

      Dividends   and  net  capital  gain   distributions   will  be  reinvested
automatically at NAV in shares of the distributing Fund on which the dividend or distribution was declared unless you request otherwise in writing.


TAXES:

      Each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code), so that it will not have to pay federal income tax on that part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

      Fund shares are offered only to insurance company separate accounts that fund the Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the insurance company separate accounts that purchase and hold Fund shares (Separate Accounts) and (2) the holders of Contracts funded through the Separate Accounts.

      The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a more detailed discussion. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts. Prospective shareholders are urged to consult their tax advisers.

             More Information on
         The Potomac Insurance Trust


This Prospectus is intended only for use when
accompanied by a Separate Account  prospectus
or plan document.                                       P R O S P E C T U S

STATEMENT OF  ADDITIONAL  INFORMATION  (SAI):               May 1, 2003
The Funds' SAI contains more information on the Funds and their investment policies. The
SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).


CALL OR  WRITE  TO  OBTAIN  THE  SAI  FREE OF
CHARGE:

   Write to: The Potomac Insurance Trust
             P.O. Box 1993                         THE POTOMAC INSURANCE TRUST
             Milwaukee, Wisconsin 53201-1993
                                                  Enhanced Investment Strategies
   Call:    (800) 851-0511


   By Internet:  www. potomacfunds.com


These documents and other  information  about
the funds can be  reviewed  and copied at the
Securities and Exchange  Commission's  Public
Reference    Room   in    Washington,    D.C.
Information  on the  operation  of the Public
Reference Room may be obtained by calling the
Commission  at (202)  942-8090.  Reports  and
other  information  about  the  funds  may be
viewed on-screen or downloaded from the EDGAR
Database  on  SEC's   Internet  web  site  at
HTTP://WWW.SEC.GOV. Copies of these documents
may be obtained,  after paying a  duplicating
fee, by  electronic  request at the following
e-mail  address:  PUBLICINFO@SEC.GOV,  or  by              500 Fifth Avenue
writing the SEC's Public  Reference  Section,                 Suite 415
Washington, D.C. 20549-0102.                           New York, New York 10110

No  person  has been  authorized  to give any
information or to make any representation not           100 South Royal Street
contained in this  Prospectus,  or in the SAI         Alexandria, Virginia 22314
incorporated   herein   by   reference,    in
connection  with  the  offering  made by this
Prospectus   and,  if  given  or  made,  such
information  or  representations  must not be
relied upon as having been  authorized by the
Potomac Insurance Trust or their distributor.
This   Prospectus   does  not  constitute  an
offering by the Funds in any jurisdiction in which such an offering may not lawfully be made.

                   SEC File Number: 811-09761

                           THE POTOMAC INSURANCE TRUST
                          THE POTOMAC VP CARDINAL FUND
                           THE POTOMAC VP WARWICK FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

This Statement of Additional Information ("SAI") relates to the following two separate investment portfolios ("Funds") of The Potomac Insurance Trust (the "Trust"), a management investment company, or mutual fund:

                          The Potomac VP Cardinal Fund

                           The Potomac VP Warwick Fund

The Funds are available through variable annuity contracts and variable life insurance policies of certain insurance companies (collectively "Contracts") and qualified pension and retirement plans ("Qualified Plans").


This Statement of Additional Information ("SAI") dated May 1, 2003 is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2003, relating to the Funds. A copy of the Prospectus is available, without charge, upon request to the Trust at the address or telephone number above.

                               Dated: May 1, 2003

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

TABLE OF CONTENTS.............................................................i

THE POTOMAC INSURANCE TRUST...................................................1

CLASSIFICATION OF THE FUNDS...................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................1

      American Depositary Receipts ("ADRs")...................................1
      Foreign Securities......................................................2
      Illiquid Investments and Restricted Securities..........................3
      Indexed Securities......................................................3
      Investments in Other Investment Companies...............................4
      Options, Futures and Other Strategies...................................4
      Repurchase Agreements..................................................10
      Short Sales............................................................10
      U.S. Government Securities.............................................12
      Other Investment Risks and Practices...................................13

INVESTMENT RESTRICTIONS......................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................15

MANAGEMENT OF THE TRUST......................................................16

      Trustees and Officers..................................................16
      Investment Adviser and Subadviser......................................20
      Fund Administrator, Fund Accountant and Custodian......................22
      Distributor............................................................22
      Distribution Plan......................................................22

DETERMINATION OF NET ASSET VALUE.............................................23

PURCHASES AND REDEMPTIONS....................................................24

      Redemption in Kind.....................................................24
      Receiving Payment......................................................24

PERFORMANCE INFORMATION......................................................25

      Comparative Information................................................25
      Total Return Computations..............................................25

SHAREHOLDER AND OTHER INFORMATION............................................27

      Shareholder Information................................................27
      Other Information......................................................27

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................28

      Dividends and Other Distributions......................................28
      Taxes..................................................................28

FINANCIAL STATEMENTS.........................................................31

                           THE POTOMAC INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of twenty separate series. However, this SAI relates only to the Potomac VP Cardinal Fund and the Potomac VP Warwick Fund (collectively, the "Funds").


Each Fund currently offers one class of shares, Class A shares. Class A shares are made available with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives payments at an annual rate of up to 0.25% of the Class A shares average daily net assets for shareholder services. The Class A shares also may be subject to other charges as described in the Contracts' prospectuses or Qualified Plan documents.

                           CLASSIFICATION OF THE FUNDS

Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of it's objective.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
-------------------------------------

Each Fund may invest in ADRs and sell ADRs short. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

EQUITIES

COMMON STOCKS. Each Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

WARRANTS AND RIGHTS. Each Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

FOREIGN SECURITIES
------------------

Each Fund may have indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES
----------------------------------------------

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Trust's Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty"), the Funds' investment advisor, has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand, (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES
------------------

Each Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.

At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

Each Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index") and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

Each Fund may invest in DIAMONDSSM. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the AMEX. An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

Each Fund may invest in Nasdaq-100 Index Tracking Stock ("QQQs"). QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq-100 IndexTM ("Nasdaq 100") and whose shares trade on the AMEX. The value of the QQQs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQs, however, may not be equivalent to the pro rata value of the Nasdaq 100. QQQs are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs, DIAMONDS and QQQs are considered investments in other investment companies discussed below.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES
-------------------------------------

GENERAL. Each Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (E.G., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

COVER. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

To the extent that a Fund enters into futures contracts or options on futures contracts, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS
---------------------

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. Government Securities (defined below). Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SHORT SALES
-----------

Each Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and
(b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the Fund's short position.

SWAP AGREEMENTS
---------------

Each Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard

"swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit
Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association ("Sallie Mae").

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES
------------------------------------

BORROWING. Each Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Each Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

PORTFOLIO TURNOVER. The Trust anticipates that each Fund will have very high portfolio turnover due to the active management of its portfolio. A Fund's portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance.


                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except
(1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or
(2) by engaging in repurchase agreements with respect to portfolio securities.

2. Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7, and (3) the Funds may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE FUNDS HAVE ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.


EACH FUND HAS ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICY, WHICH MAY BE CHANGED BY THE VOTE OF THE BOARD WITHOUT SHAREHOLDER APPROVAL:

A Fund shall not hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts and/or variable life insurance policies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
---------------------

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all of the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.


The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Potomac Funds, the other registered investment company in the Potomac mutual fund complex. The Trustees oversee a total of 40 portfolios in the Potomac mutual fund complex, of which 10 are currently operational. Unless otherwise noted, an individual's business address is 500 Fifth Avenue, Suite 415, New York, New York, 10110.

                                Position, Term of Office                    Principal Occupation
                                  and Length of Time                       During Past Five Years
    Name (age)                   Served With the Trust                    and Current Directorship
    ----------                   ---------------------                    ------------------------

INTERESTED TRUSTEES          TERM:  Lifetime  of  Trust
                             until removal or resignation

Lawrence C. Rafferty* (60)   Chief Executive  Officer,            Chairman and Chief Executive Officer of Rafferty,
                             Chairman of the Board of             1997-present; Chief Executive Officer of Rafferty
                             Trustees since 1999                  Companies, LLC, 1996-present; Chief Executive Officer of
                                                                  Cohane Rafferty Securities, Inc., 1987-present
                                                                  (investment banking); Chief Executive Officer of
                                                                  Rafferty Capital Markets, Inc., 1995-present; Trustee of
                                                                  Fairfield University.

Jay F. Higgins* (57)         Trustee since 1999                   Principal of Bengal Partners, LLC since 2002.

DISINTERESTED TRUSTEES       TERM:   Lifetime   of  Trust
                             until removal or resignation

Kevin G. Boyle (54)          Trustee since 2002                   President, Kevin G. Boyle Securities, Inc., 1981 to
                                                                  present.
Daniel J. Byrne (58)         Trustee since 1999                   President and Chief Executive Officer of Byrne
                                                                  Securities Inc., 1992-present; Partner of Byrne Capital
                                                                  Management LLP, 1996-present; Trustee, The Opening Word
                                                                  Program, Wyandanch, New York.

Gerald E. Shanley III (59)   Trustee since 1999                   Business Consultant, 1985-present; Trustee of Estate of
                                                                  Charles S. Payson, 1987-present.
OFFICERS                     TERM:  One year

Daniel D. O'Neill (35)       President since 1999                 Managing Director of Rafferty, 1999-present; Portfolio
                                                                  Manager, Hermitage Capital Management, 1998-1999;
                                                                  Associate, Akin, Gump, Strauss, Hauer & Feld, LLP,
                                                                  1995-1998.


                                Position, Term of Office                    Principal Occupation
                                  and Length of Time                       During Past Five Years
    Name (age)                   Served With the Trust                    and Current Directorship
    ----------                   ---------------------                    ------------------------


Timothy P. Hagan (60)        Vice  President  since 2001;         Vice President of Rafferty, 1997-present.
100 S. Royal Street          Chief Financial Officer 1999-2001
Alexandria, VA 22314

Philip A. Harding (59)       Senior Vice President since 1999     Vice President of Rafferty, 1997-present.

Mark D. Edwards (44)         Vice  President  since 2002;         Vice President of Rafferty, 1997 to present; President &
100 S. Royal Street          Chief Financial Officer              Vice Co-Founder of Systems Management Group, 1990-1997
Alexandria, VA 22314         2001-2002; President 1999-2001       (computer software developer).

Jesse J. Noel (33)           Chief Financial Officer since 2002   Assistant Vice President of Rafferty, 2000 to present;
100 S. Royal Street                                               Mutual Fund Accountant, U.S. Bancorp Fund Services,
Alexandria, VA 22314                                              1997-1999.

Stephen P. Sprague (53)      Treasurer,                           Vice President and Chief Financial Officer of Rafferty,
                             Controller and Assistant             1997-present; Chief Financial Officer of Rafferty
                             Secretary since 1999                 Companies, LLC, 1994-present.

Robert J. Zutz (50)          Secretary since 1999                 Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave.
Washington, DC 20036

Eric W. Falkeis (29)         Assistant Secretary since 1999       Vice President, U.S. Bancorp Fund Services LLC,
615 East Michigan Street                                          1997-present; Audit Senior with PricewaterhouseCoopers
Milwaukee, WI 53202                                               LLP, 1995-1997.

_________________

     *Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins owns a beneficial interest in Rafferty.


The Trust has an Audit Committee, consisting of Messrs. Boyle, Byrne and Shanley. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee did not meet during the most recent fiscal year.

The Trust also has a nominating committee, consisting of Messrs. Boyle, Byrne and Shanley, each of who is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The nominating committee does not have a policy regarding the consideration of nominees recommended by shareholders. The nominating committee did not meet during the Trust's most recent fiscal year.

The Trustees do not own any shares of the Funds, or of any of the Trust's other series, as none of the Trust's series has commenced operations as of the date of this SAI. The following table shows the amount of equity securities in the portfolios of the Potomac complex owned by the Trustees as of the calendar year ended December 31, 2002:



---------------------------------------------------------------------------------------------
DOLLAR RANGE OF        INTERESTED            DISINTERESTED
EQUITY SECURITIES      TRUSTEES:             TRUSTEES:
OWNED:
---------------------------------------------------------------------------------------------
                       Lawrence C.  Jay      Kevin G.    Daniel      Richard    Gerald E.
                       Rafferty     Higgins  Boyle*      J. Byrn     Jackson**  Shanley III
---------------------------------------------------------------------------------------------
VP Cardinal            $ 0          $ 0      $0          $ 0         $ 0        $ 0
Fund
---------------------------------------------------------------------------------------------
VP Warwick             $ 0          $ 0      $0          $ 0         $ 0        $ 0
Fund
---------------------------------------------------------------------------------------------
Aggregate Dollar       Over         $ 0      $0          $50,000 -   $ 0        $ 0
Range of Equity        $100,000                          $100,000
Securities in
the Potomac Mutual
Fund Complex
---------------------------------------------------------------------------------------------

*  Mr. Boyle was elected to the Board on December 11, 2002.
** Mr. Jackson resigned from the Board effective December 10, 2002.


The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended December 31, 2002.


------------------------------------------------------------------------------------------------------
                                                  Pension or                          Aggregate
                                                  Retirement         Estimated      Compensation
                                   Aggregate    Benefits Accrued       Annual     From the Potomac
                                  Compensation   As Part of the    Benefits Upon  Complex Paid to
     Name of Person, Position   From the Trust  Trust's Expenses     Retirement     the Trustees
     ------------------------   --------------  ----------------     ----------     ------------
-------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------

Lawrence C. Rafferty                  $0               $0                $0              $0

Jay F. Higgins                        $0               $0                $0            $8,000

DISINTERESTED TRUSTEES
----------------------


Kevin G. Boyle                        $0               $0                $0              $0


Daniel J. Byrne                       $0               $0                $0            $8,000


Richard G. Jackson*                   $0               $0                $0            $8,000


Gerald E. Shanley III                 $0               $0                $0            $8,000

--------------------------------------------------------------------------------------------------------


* Mr. Boyle was elected to the Board on December 11, 2002.
** Mr. Jackson resigned from the Board effective December 10, 2002.


INVESTMENT ADVISER AND SUBADVISER
---------------------------------

Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, New York, 10110, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement dated _______, 2002, between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.


Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses to the extent that Fund expenses exceed 2.00% of average daily net assets. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years. This arrangement is effective through December 31, 2003. There is no assurance that Rafferty will renew the arrangement after this date.


The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Under a Subadvisory Agreement, dated _________, 2002, between Rafferty and Gustafson Baxter Financial Services, Inc. ("GBFS"), GBFS, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Funds for a fee payable by Rafferty. Specifically, Rafferty and GBFS jointly will manage the Funds' assets. An investment team from

Rafferty and GBFS jointly will manage and be responsible for the Funds' assets. Under the subadviser arrangement, GBFS will direct, through Rafferty, the allocation of Fund assets among specific asset categories. Then, Rafferty will implement GBFS's allocation decisions for each Fund by selecting the particular securities that will comprise the asset categories in which a Fund will invest and place all brokerage orders for the purchase and sale of those securities.

The Subadvisory Agreement was approved by the Board of the Trust (including all of the Trustees who are not "interested persons" of the Rafferty or GBFS, as defined under the 1940 Act) and the shareholders of the applicable Fund, in compliance with the 1940 Act. The Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by
(1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty, GBFS or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each applicable Fund. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than 60 days' written notice by Rafferty or 90 days' written notice by GBFS. Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of GBFS upon termination of the Subadvisory Agreement.

In approving the Advisory and Subadvisory Agreements (the "Agreements"), the Trustees considered, among other factors: (1) the respective roles of Rafferty and GBSF in servicing the Funds, (2) the experience of Rafferty and GBSF in providing the proposed services to the Funds; (3) the background and experience of specific individuals at Rafferty and GBSF who will be servicing the Funds;
(4) the compliance capabilities of Rafferty and GBSF; (5) the extent to which Rafferty will supervise GBSF; (6) the proposed management and subadvisory fees to be received by Rafferty and GBSF, respectively; and (7) the time and resources available at Rafferty and GBSF to service the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

GBFS shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty, and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

FUND ADMINISTRATOR, FUND ACCOUNTANT AND CUSTODIAN
-------------------------------------------------

U.S. Bancorp Fund Services, LLC (previously known as Firstar Mutual Fund Services, LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the (Administrator") provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and the "Administrator", the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on each current Fund's average daily net assets of .10% of the first $200 million, .0875% of the next $500 million of the average daily net assets, and .0625% of the remaining balance. These fees cover each Fund's two classes of shares. There is no minimum fee. The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these services, the Trust pays the Fund Accountant a fee based on each current Fund's average daily net assets of .075% of the first $50 million, .0375% of the next $200 million of the average daily net assets, and .01875% of the remaining balance. These fees cover each Fund's two classes of shares. There is no minimum fee. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee of .035% per Fund based on each Fund's average daily net assets.

DISTRIBUTOR
-----------

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN
-----------------

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Class A shares Plan ("Class A Plan") for each Fund. The Class A Plan authorizes each Fund to pay up to 0.25% of Class A average daily net assets to insurance companies in connection with the servicing of Class A shareholders and other service activities. The insurance companies' services may include printing and mailing of Fund prospectuses, statements of additional information, shareholder reports, sales brochures, compensation of insurance company sales personnel, account maintenance services, or other activities that the Board determines are primarily intended to result in the sale of Class A shares.

The Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------

Ernst & Young, LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Trust.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds is determined separately daily, Monday through Friday, as of fifteen minutes after the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:15 p.m. Eastern time), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market ("Nasdaq"), is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which the Adviser has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid  securities,  securities  for  which  reliable  quotations  or  pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

                            PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited ("Separate Accounts") may purchase and redeem shares of the Funds on each day the NYSE is open for trading. Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things. No fees are charged to the Separate Accounts when they purchase or redeem shares of the Funds.

REDEMPTION IN KIND
------------------

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in kind may be responsible for making any margin payments due on those contracts.

RECEIVING PAYMENT
-----------------

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

    A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of a Fund's securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.


                             PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the S&P 500 Index, the Dow Jones Industrial AverageSM ("DJIA"), the Nasdaq 100 IndexTM ("NDX"), the CBS Market Watch IndexTM ("Marketwatch 75") and various other domestic, international or global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses.

In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN COMPUTATIONS
-------------------------

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                            P(1+T)n=ERV

    Where:    P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years (either 1, 5 or 10)
            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                            P(1 + T)(n) = ATV(D)

      Where:
               "P"       =  represents  a  hypothetical  initial  investment  of
                            $1,000;
               "T"       =  represents average annual total return;
               "n"       =  represents the number of years; and
               "ATV(DR)" =  represents  the  ending  value  of the  hypothetical initial investment after taxes on distributions, not
                            after  taxes  on  redemption.  Dividends  and  other
                            distributions are assumed to be reinvested in shares
                            at the prices in effect on the  reinvestment  dates.
                            ATV(D) will be adjusted to reflect the effect of any
                            absorption  of  Fund  expenses  by  the   Investment
                            Adviser.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                             P (1+ T)(n) = ATV(DR)

      Where:
               "P"      =    represents a  hypothetical  initial  investment  of
                             $1,000;
               "T"      =    represents average annual total return;
               "n"      =    represents the number of years; and
               "ATV(DR)"=    represents  the  ending  redeemable  value  of  the
                             hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

Prior to the date of this SAI, the Funds have not been offered to the public and do not have current shareholders.


                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION
-----------------------

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Funds. However, the Contracts and Qualified Plans may pass through voting rights to the contract owners. Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each Class of each Fund have equal voting rights, except that, in matters affecting only a particular Class or series, only shares of that Class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION
-----------------

POTENTIAL CONFLICTS. Shares of the Funds may serve as the underlying investments for the separate accounts of unaffiliated insurance companies as well as for both annuity contracts and life insurance policies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Trust does not presently foresee any conflict. However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more of the Funds. This may require a Fund to sell securities at unfavorable prices.

MASTER/FEEDER STRUCTURE OPTION. The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the
Funds. If permitted by law at that time, the Board may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure. Under the Code, as currently interpreted by the Internal Revenue Service, the Funds may not operate under a master/feeder structure and satisfy the diversification requirements described in the next section.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectus under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

TAXES
-----

REGULATED INVESTMENT COMPANY STATUS. Each Fund is treated as a separate corporation for Federal income tax purposes and will seek to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). Because of the investment strategies of each Fund, there can be no assurance that any Fund will qualify as a RIC. If a Fund so qualifies and satisfies the distribution requirement under the Code (described in the following paragraph) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year. If a Fund fails to qualify for treatment as a RIC for any taxable year, (a) its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits and (c) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to satisfy the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by those Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

ADDITIONAL DIVERSIFICATION REQUIREMENT. Each Fund intends to comply with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (I.E., separate) accounts. This requirement, which is in addition to the Diversification Requirements imposed on the Funds, place certain limitations on the assets of each Separate Account -- and, because section 817(h) and those regulations treat the assets of each Fund as assets of the related Separate Account, of each Fund -- that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

INCOME FROM FOREIGN SECURITIES. Dividends and interest received by a Fund, and gains realized by a Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

DERIVATIVES STRATEGIES. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Code section 1092 (dealing with straddles) also may affect the taxation of derivatives in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (I.E., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                              FINANCIAL STATEMENTS

Prior to the date of this Statement of Additional Information the Funds had not commenced operations.

                          THE POTOMAC INSURANCE TRUST

                      POTOMAC VP PORTFOLIO STRATEGIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                             100 South Royal Street
                           Alexandria, Virginia 22314

                          500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

This Statement of Additional Information ("SAI") relates to the following investment portfolio (the "Fund") of The Potomac Insurance Trust (the "Trust"), a management investment company, or mutual fund:

                    THE POTOMAC VP PORTFOLIO STRATEGIES FUND

The Fund is available through variable annuity contracts and variable life insurance policies of certain insurance companies (collectively "Contracts") and qualified pension and retirement plans ("Qualified Plans").


This Statement of Additional Information ("SAI") dated May 1, 2003 is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2003, relating to the Fund. A copy of the Prospectus is available, without charge, upon request to the Trust at the address or telephone number above.

                               Dated: May 1, 2003

                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

THE POTOMAC INSURANCE TRUST..................................................1

CLASSIFICATION OF THE FUND...................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................1

   American Depositary Receipts ("ADRs").....................................1
   Asset-Backed Securities...................................................2
   Bank Obligations..........................................................2
   Corporate Debt Securities.................................................3
   Equity Securities.........................................................4
   Fixed-Income Securities...................................................5
   Foreign Securities........................................................6
   Illiquid Investments and Restricted Securities............................6
   Indexed Securities........................................................7
   Investments in Other Investment Companies.................................8
   Mortgage-Backed Securities................................................8
   Options, Futures and Other Strategies....................................10
   Repurchase Agreements....................................................16
   Reverse Repurchase Agreements............................................16
   Short Sales..............................................................17
   Swap Agreements..........................................................17
   U.S. Government Securities...............................................19
   Other Investment Risks and Practices.....................................20

INVESTMENT RESTRICTIONS.....................................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................23

MANAGEMENT OF THE TRUST.....................................................24

   Trustees and Officers....................................................24
   Investment Adviser and Subadviser........................................28
   Fund Administrator, Fund Accountant and Custodian........................30
   Distributor..............................................................30
   Distribution Plan........................................................31
   Independent Certified Public Accountants.................................31

DETERMINATION OF NET ASSET VALUE............................................31

PURCHASES AND REDEMPTIONS...................................................32

   Redemption in Kind.......................................................32
   Receiving Payment........................................................32

PERFORMANCE INFORMATION.....................................................33

   Comparative Information..................................................33
   Total Return Computations................................................34

SHAREHOLDER AND OTHER INFORMATION...........................................36

   Shareholder Information..................................................36
   Other Information........................................................36

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................37

   Dividends and Other Distributions........................................37
   Taxes....................................................................37

FINANCIAL STATEMENTS........................................................40

                           THE POTOMAC INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of twenty separate series. However, this SAI relates only to the Potomac VP Portfolio Strategies Fund (the "Fund").

The Fund currently offers one class of shares, Class A shares, which are made available with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives payments at an annual rate of up to 0.25% of the Class A shares average daily net assets for shareholder services. Class A shares also may be subject to other charges as described in the Contracts' prospectuses or Qualified Plan documents.

                           CLASSIFICATION OF THE FUND

The Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. The Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

The Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of its objective.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
-------------------------------------

The  Fund  may   invest   in  ADRs  and   sell   ADRs   short.   ADRs  are  U.S.
dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Fund.

ASSET-BACKED SECURITIES
-----------------------

The Fund may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

BANK OBLIGATIONS
----------------

MONEY MARKET INSTRUMENTS. The Fund may invest in bankers' acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"). The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund's ability to resell when it deems advisable to do so.

BANKERS' ACCEPTANCES. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

CERTIFICATES OF DEPOSIT ("CDS"). The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

COMMERCIAL PAPER. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's Investors Services, Inc. ("Moody's"), and in other lower quality commercial paper.

CORPORATE DEBT SECURITIES
-------------------------

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

EQUITY SECURITIES

The Fund may invest in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with the Fund's objective.

COMMON STOCKS. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

WARRANTS. The Fund may invest in warrants, which are securities that permit the Fund to acquire (but not obligating), by subscription, certain other securities such as common stocks regardless of the market price of the security. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying security. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FIXED-INCOME SECURITIES
-----------------------

The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Fund may invest in investment grade corporate debt securities, lower-rated corporate securities, often called "junk bonds" and zero-coupon bonds. Investment grade corporate bonds are those rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics.

"Junk Bonds," generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

FOREIGN SECURITIES
------------------

The Fund may have indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES
----------------------------------------------

The Fund may purchase and hold illiquid investments. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Trust's Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty"), the Fund's investment adviser, has determined under Board-approved guidelines are liquid. The Fund, however, does not currently anticipate investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand, (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when Rafferty and/or the Fund's subadviser, as applicable, considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES
------------------

The Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index") and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Fund may invest in DIAMONDSSM. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the AMEX. An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

The Fund may invest in Nasdaq-100 Index Tracking Stock ("QQQs"). QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq-100 IndexTM ("Nasdaq 100") and whose shares trade on the AMEX. The value of the QQQs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQs, however, may not be equivalent to the pro rata value of the Nasdaq 100. QQQs are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs, DIAMONDS and QQQs are considered investments in other investment companies discussed below.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

MORTGAGE-BACKED SECURITIES
--------------------------

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan
Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some nongovernmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classeshaving earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. The Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

OPTIONS, FUTURES AND OTHER STRATEGIES
-------------------------------------

GENERAL. The Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty and/or the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty and/or the subadviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's and/or the subadviser's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty and/or the subadviser may still not result in a successful transaction. Rafferty and/or the subadviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)      Options  and  futures  prices  can  diverge  from the  prices  of their underlying  instruments.  Options  and  futures  prices  are  affected  by  such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

COVER. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

To the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS
---------------------

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. Government Securities (defined below). Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, the Fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund's limitation on borrowing.

SHORT SALES
-----------

The Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed stock, the Fund will (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the Fund's short position.

SWAP AGREEMENTS
---------------

The Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securites, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless Rafferty or the subadviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where Rafferty or the subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES
--------------------------

The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit
Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association ("Sallie Mae").

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of the Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES
------------------------------------

BORROWING. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund's net asset value and on the Fund's investments. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While the Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Fund currently has no intention of lending its portfolio securities.

PORTFOLIO TURNOVER. The Trust anticipates that each Fund will have very high portfolio turnover due to the active management of its portfolio.

The Fund's portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of the Fund's investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to Fund shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.




                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except
(1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or
(2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7, and (3) the Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

THE FUND HAS ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICY, WHICH MAY BE CHANGED BY THE VOTE OF THE BOARD WITHOUT SHAREHOLDER APPROVAL:

The Fund shall not hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts and/or variable life insurance policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Fund's subadviser, as applicable, are responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Fund, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund, Rafferty and/or the Fund's subadviser. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund, Rafferty and/or the Fund's subadviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Fund's subadviser may use research and services provided to it by brokers in servicing all the Funds of the Trust; however, not all such services may be used by Rafferty and/or the Fund's subadviser in connection with the Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Fund's subadviser, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Fund or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
---------------------

The business affairs of the Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all of the Fund's powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.


The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Potomac Funds, the other registered investment company in the Potomac mutual fund complex. The Board oversees a total of 40 portfolios in the Potomac mutual fund complex, of which 10 are currently operational. Unless otherwise noted, an individual's business address is 500 Fifth Avenue, Suite 415, New York, New York, 10110.


                           Position, Term of Office     Principal Occupation
                             and Length of Time        During Past Five Years
       Name (age)           Served With the Trust      and Current Directorship
       ----------        --------------------------   ------------------------

INTERESTED TRUSTEES       TERM:   Lifetime  of
-------------------       Trust until  removal
                          or resignation

Lawrence C. Rafferty*     Chief Executive Officer,  Chairman and Chief Executive
(60)                      Chairman of the Board     Officer of Rafferty,
                          of Trustees since 1999    1997-present; Chief
                                                    Executive Officer of
                                                    Rafferty Companies, LLC,
                                                    1996-present; Chief
                                                    Executive Officer of Cohane
                                                    Rafferty Securities, Inc.,
                                                    1987-present (investment
                                                    banking); Chief Executive
                                                    Officer of Rafferty Capital
                                                    Markets, Inc., 1995-present;
                                                    Trustee of Fairfield
                                                    University.

                           Position, Term of Office     Principal Occupation
                             and Length of Time        During Past Five Years
       Name (age)           Served With the Trust      and Current Directorship
       ----------        --------------------------   ------------------------


Jay F. Higgins* (57)        Trustee since 1999       Principal of Bengal
                                                     Partners, LLC since 2002.


DISINTERESTED TRUSTEES      TERM: Lifetime   of
----------------------      Trust until removal
                            or resignation



Kevin G. Boyle (54)         Trustee since 2002      President, Kevin G. Boyle
                                                    Securities, Inc., 1981 to
                                                    Present.

Daniel J. Byrne (58)        Trustee since 1999      President and Chief
                                                    Executive Officer of Byrne
                                                    Securities Inc.,
                                                    1992-present; Partner of
                                                    Byrne Capital Management
                                                    LLP, 1996-present; Trustee,
                                                    The Opening Word Program,
                                                    Wyandanch, New York.

Gerald E. Shanley III (59)  Trustee since 1999      Business Consultant,
                                                    1985-present; Trustee of
                                                    Estate of Charles S. Payson,
                                                    1987-present.

OFFICERS                    TERM:  One year
--------                    -----

Daniel D. O'Neill (35)      President since 1999    Managing Director of
                                                    Rafferty, 1999-present;
                                                    Portfolio Manager, Hermitage
                                                    Capital Management,
                                                    1998-1999; Associate, Akin,
                                                    Gump, Strauss, Hauer & Feld,
                                                    LLP, 1995-1998 (law firm).

Timothy P. Hagan (60)       Vice President  since   Vice President of Rafferty,
100 S. Royal Street         2001; Chief Financial   1997-present.
Alexandria, VA 22314        Financial Officer
                            1999-2001

Philip A. Harding (59)      Senior Vice Vice        President of Rafferty,
                            President since 1999    1997-present.

Mark D. Edwards (44)        Vice President  since   Vice President of Rafferty,
100 S. Royal Street         2002; Chief to present; 1997 President & Co-Founder
Alexandria, VA 22314        Financial Officer       of Systems Management Vice
                            2001-2002; President    Group, 1990-1997 (computer
                            1999-2001               software developer).

                           Position, Term of Office     Principal Occupation
                             and Length of Time        During Past Five Years
       Name (age)           Served With the Trust      and Current Directorship
       ----------        --------------------------   ------------------------

Jesse J. Noel (33)          Chief Financial         Assistant Vice President of
100 S. Royal Street         Officer since 2002      Rafferty, 2000 to present;
Alexandria, VA 22314                                Mutual Fund Accountant, U.S.
                                                    Bancorp Mutual Fund
                                                    Services, 1997-1999.

Stephen P. Sprague (53)     Treasurer,              Vice President and Chief and
                            Controller and          Financial Officer of
                            Secretary since         Rafferty, 1997-present;
                            1999                    Chief Financial Officer of
                                                    Rafferty Companies, LLC,
                                                    1994-present.

Robert J. Zutz (50)         Secretary since 1999    Partner, Kirkpatrick &
1800 Massachusetts Ave.                             Lockhart LLP (law firm).
Washington, DC 20036

Eric W. Falkeis (29)        Assistant Secretary     Vice President, U.S. Bancorp
615 East Michigan Street    since 1999              Fund Services LLC,
Milwaukee, WI 53202                                 1997-present; Audit Senior
                                                    with PricewaterhouseCoopers
                                                    LLP, 1995-1997.


-----------------


   *Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins owns a beneficial interest in Rafferty.

The Trust has an Audit Committee, consisting of Messrs. Boyle, Byrne and Shanley. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee did not meet during the most recent fiscal year.

The Trust also has a nominating committee, consisting of Messrs. Boyle, Byrne and Shanley, each of who is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The nominating committee does not have a policy regarding the consideration of nominees recommended by shareholders. The Nominating Committee did not meet during the Trust's most recent fiscal year.

The Trustees do not own any shares of the Fund, as the Fund had not commenced operations as of the date of this SAI. The following table shows the amount of equity securities in the portfolios of the Potomac complex owned by the Trustees as of the calendar year ended December 31, 2002:


--------------------------------------------------------------------------------
DOLLAR       INTERESTED          DISINTERESTED
RANGE OF     TRUSTEES:           TRUSTEES:
EQUITY       ---------           ---------
SECURITIES
OWNED:
------


--------------------------------------------------------------------------------
             Lawrence     Jay      Kevin G.     Daniel J. Richard      Gerald E.
             C. Rafferty  Higgins  Boyle**      Byrne     Jackson***   Shanley
                                                                       III


--------------------------------------------------------------------------------
Portfolio    $ 0        $ 0      $0           $ 0          $ 0        $ 0
Strategies
Fund*
-------------------------------------------------------------------------------
Aggregate    Over       $ 0      $0           $50,000    - $ 0        $ 0
Dollar       $100,000                         $100,000
Range of
Equity
Securities
in the
Potomac
Mutual Fund
Complex
--------------------------------------------------------------------------------

* As of the date of this SAI, the Fund had not commenced operations. ** Mr. Boyle was elected to the Board on December 11, 2002.
*** Mr. Jackson resigned from the Board effective December 10, 2002.


The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended December 31, 2002.


-------------------------------------------------------------------------------------------------
                                                                                     Aggregate
                                              Pension or          Estimated        Compensation
   Name of Person,      Aggregate        Retirement Benefits       Annual            From the
      Position        Compensation        Accrued As Part of     Benefits Upon       Potomac
      --------        From The Trust        the Trust's           Retirement      Complex Paid to
                      --------------         Expenses                              the Trustees
                                             --------                             -------------

-------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------

Lawrence C. Rafferty       $0              $0               $0             $0

Jay F. Higgins             $0              $0               $0           $8,000

DISINTERESTED TRUSTEES
----------------------

Kevin G. Boyle*            $0              $0               $0             $0


Daniel J. Byrne            $0              $0               $0           $8,000


Richard G. Jackson**       $0              $0               $0           $8,000


Gerald E. Shanley III      $0              $0               $0           $8,000

-------------------------------------------------------------------------------------------------


*  Mr. Boyle was elected to the Board on December 11, 2002.
** Mr. Jackson resigned from the Board effective December 10, 2002.



INVESTMENT ADVISER AND SUBADVISER
---------------------------------

Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, New York, 10110, provides investment advice to the Fund. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement dated _______, 2002, between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.

Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses to the extent that Fund expenses exceed 2.00% of average daily net assets for the period ending December 31, 2003. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years. There is no assurance that Rafferty will continue this waiver after this date.


The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Under a Subadvisory Agreement, dated _________, 2002, between Rafferty and Portfolio Strategies, Inc. ("PSI"), PSI, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Fund for a fee payable by Rafferty. Specifically, Rafferty and PSI jointly will manage the Fund's assets. An investment team from Rafferty and PSI jointly will manage and be responsible for the Fund's assets. Under the subadviser arrangement, PSI will direct, through Rafferty, the allocation of Fund assets among specific asset categories. Then, Rafferty will implement PSI's allocation decisions for the Fund by selecting the particular securities that will comprise the asset categories in which the Fund will invest and place all brokerage orders for the purchase and sale of those securities.

The Subadvisory Agreement was approved by the Board of the Trust (including all of the Trustees who are not "interested persons" of the Rafferty or PSI, as defined under the 1940 Act) and the shareholders of the Fund, in compliance with the 1940 Act. The Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty, PSI or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than 60 days' written notice by Rafferty or 90 days' written notice by PSI. Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of PSI upon termination of the Subadvisory Agreement.

In approving the Advisory and Subadvisory Agreements (the "Agreements"), the Trustees considered, among other factors: (1) the respective roles of Rafferty and PSI in servicing the Fund, (2) the experience of Rafferty and PSI in providing the proposed services to the Fund; (3) the background and experience of specific individuals at Rafferty and PSI who will be servicing the Fund; (4) the compliance capabilities of Rafferty and PSI; (5) the extent to which Rafferty will supervise PSI; (6) the proposed management and subadvisory fees to be received by Rafferty and PSI, respectively; and (7) the time and resources available at Rafferty and PSI to service the Fund.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

PSI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by it agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.


Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty, PSI and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.


FUND ADMINISTRATOR, FUND ACCOUNTANT AND CUSTODIAN
-------------------------------------------------

U.S. Bancorp Fund Services, LLC (previously known as Firstar Mutual Fund Services, LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the (Administrator") provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and the "Administrator", the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Fund's current average daily net assets of .10% of the first $200 million, .0875% of the next $500 million of the average daily net assets, and .0625% of the remaining balance. There is no minimum fee. The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these services, the Trust pays the Fund Accountant a fee based on the Fund's current average daily net assets of .075% of the first $50 million, .0375% of the next $200 million of the average daily net assets, and .01875% of the remaining balance. There is no minimum fee. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Fund's assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Fund's portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee of .035% per Fund based on the Fund's average daily net assets.

DISTRIBUTOR
-----------

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor ("Distributor") in connection with the offering of the

Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN
-----------------

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Class A shares Plan ("Class A Plan") for the Fund. The Class A Plan authorizes the Fund to pay up to 0.25% of Class A average daily net assets to insurance companies in connection with the servicing of Class A shareholders and other service activities. The insurance companies' services may include printing and mailing of Fund prospectuses, statements of additional information, shareholder reports, sales brochures, compensation of insurance company sales personnel, account maintenance services, or other activities that the Board determines are primarily intended to result in the sale of Class A shares.

The Plan was approved by the Trustees and the Independent Trustees of the Fund. In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------

Ernst & Young, LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Trust.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined separately daily, Monday through Friday, as of fifteen minutes after the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:15 p.m. Eastern time), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market ("Nasdaq"), is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of the Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

OTC securities held by the Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid  securities,  securities  for  which  reliable  quotations  or  pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

                            PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited ("Separate Accounts") may purchase and redeem shares of the Fund on each day the NYSE is open for trading. Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things. No fees are charged to the Separate Accounts when they purchase or redeem shares of the Fund.

REDEMPTION IN KIND
------------------

The Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in kind may be responsible for making any margin payments due on those contracts.

RECEIVING PAYMENT
-----------------

Payment of redemption proceeds will be made within seven days following the Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

      A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and
o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock
   Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets or disposal of the Fund's securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.


                             PERFORMANCE INFORMATION

From time to time, the Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

The Fund may include the total return of its classes in advertisements or other written material. When the Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. The Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION
-----------------------

From time to time, the Fund's performance may be compared with (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or (2) recognized stock and other indices, such as the S&P 500 Composite Stock Price Index ("S&P 500 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Russell Midcap Growth Index, the CBS Market Watch IndexTM ("Marketwatch 75"), Dow Jones Industrial Average ("DJIA"), Nasdaq Composite Index, Russell 2000 Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), the Barra Growth Index, the Barra Value Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $2.1 billion. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of operating expenses.

In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, the Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN COMPUTATIONS
-------------------------

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Fund are calculated according to the following formula:

                                  P(1+T)n=ERV

      Where:    P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                n =  number of years (either 1, 5 or 10)
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and

10 year periods or a shorter period dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, the Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the total return of the Fund with data published by Lipper or with market indices, the Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

   Where:
                  "P"        =    represents a hypothetical  initial investment
                                  of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV(D)"   =    represents    the   ending   value   of   the
                                  hypothetical  initial  investment after taxes
                                  on   distributions,   not   after   taxes  on
                                  redemption.      Dividends      and     other
                                  distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                P (1+ T)(n) = ATV(DR)

   Where:
                  "P"        =    represents a hypothetical  initial investment
                                  of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV(DR)"  =    represents  the  ending  redeemable  value of
                                  the  hypothetical  initial  investment  after
                                  taxes  on   distributions   and   redemption.
                                  Dividends   and   other   distributions   are
                                  assumed to be reinvested in shares at the prices in effect on the reinvestment dates.
                                  ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

Prior to the date of this SAI, the Fund has not been offered to the public and does not have current shareholders.


                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION
-----------------------

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Fund. However, the Contracts and Qualified Plans may pass through voting rights to the contract owners. The share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a
Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION
-----------------

POTENTIAL CONFLICTS. Shares of the Fund may serve as the underlying investments for the separate accounts of unaffiliated insurance companies as well as for both annuity contracts and life insurance policies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Trust does not presently foresee any conflict. However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more of the Funds. This may require the Fund to sell securities at unfavorable prices.

MASTER/FEEDER STRUCTURE OPTION. The Fund may in the future operate under a master/feeder structure. This means that the Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund. If permitted by law at that time, the Board may approve the implementation of such a structure for the Fund without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure. Under the Code, as currently interpreted by the Internal Revenue Service, the Funds may not operate under a master/feeder structure and satisfy the diversification requirements described in the next section.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectus under "Distributions and Taxes." All distributions from the Fund normally are automatically reinvested without charge in additional shares of that Fund.

TAXES
-----

REGULATED INVESTMENT COMPANY STATUS. The Fund is treated as a separate corporation for Federal income tax purposes and will seek to qualify for treatment as a regulated investment company under Subchapter M of the Code
("RIC"). Because of the investment strategies of the Fund, there can be no assurance that the Fund will qualify as a RIC. If the Fund so qualifies and satisfies the distribution requirement under the Code (described in the following paragraph) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year. If the Fund fails to qualify for treatment as a RIC for any taxable year, (a) its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits and (c) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to satisfy the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by the Fund primarily in options and futures positions entails some risk that such the Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by the Fund, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of the Fund.

ADDITIONAL DIVERSIFICATION REQUIREMENT. The Fund intends to comply with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (I.E., separate) accounts. This requirement, which is in addition to the Diversification Requirements imposed on the Fund, place certain limitations on the assets of each Separate Account -- and, because section 817(h) and those regulations treat the assets of each Fund as assets of the related Separate Account, of the Fund -- that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

INCOME FROM FOREIGN SECURITIES. Dividends and interest received by the Fund, and gains realized by the Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the

Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

DERIVATIVES STRATEGIES. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Code section 1092 (dealing with straddles) also may affect the taxation of derivatives in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (I.E., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


                              FINANCIAL STATEMENTS

Prior to the date of this Statement of Additional Information the Funds had not commenced operations.

                           THE POTOMAC INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                              100 South Royal Street
                            Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                             New York, New York 10110

                                 (800) 851-0511


The Potomac Insurance Trust (the "Trust") is a management investment company, or mutual fund, which currently offers twenty separate investment portfolios (the "Funds") through variable annuity contracts and variable life insurance policies of certain insurance companies (collectively "Contracts") and qualified pension and retirement plans ("Qualified Plans"). THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") RELATES ONLY TO THE SEVENTEEN FUNDS OF THE TRUST LISTED BELOW. The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, each of which attempts to provide targeted returns to a specific index on a given day. Each "plus" Fund attempts to provide investment results that correlate to its target index, while each "short" Fund attempts to provide investment results that are opposite of the return of its target index. In particular, the Funds below seek the following investment results as compared to their target indices:


FUND                                TARGET INDEX
The Potomac VP U.S. Plus Fund       125% of the performance of the Standard &
                                    Poor's 500 Composite Stock Price Index(TM)
The Potomac VP U.S./Short Fund      Inverse (opposite) of the Standard & Poor's
                                    500 Composite Stock Price Index(TM)
The Potomac VP OTC Plus Fund        125% of the performance of the Nasdaq 100
                                    Stock Index(TM)
The Potomac VP OTC/Short Fund       Inverse (opposite) of the Nasdaq 100 Stock
                                    Index(TM)
The Potomac VP Dow 30SM Plus Fund   125% of the performance of the Dow Jones
                                    Industrial Average(SM)
The Potomac VP Dow 30SM/Short Fund  Inverse (opposite) of the Dow Jones
                                    Industrial Average(SM)
The Potomac VP Internet Plus Fund   125% of the performance of the Dow Jones
                                    Composite Internet Index(SM)
The Potomac VP Internet/Short Fund  Inverse (opposite) of the Dow Jones
                                    Composite Internet Index(SM)
The Potomac VP Japan Plus Fund      125% of the performance of the Nikkei 225
                                    Stock Average
The Potomac VP Japan/Short Fund     Inverse (opposite) of the Nikkei 225 Stock
                                    Average
The Potomac VP Small Cap Plus Fund  125% of the performance of the Russell 2000
                                    Index
The Potomac VP Small Cap/Short Fund Inverse (opposite) of the Russell 2000 Index
The Potomac VP MidCap Plus Fund     125% of the performance of the S&P 400
                                    MidCap Index
The Potomac VP MidCap/Short Fund    Inverse (opposite) of the S&P 400 MidCap
                                    Index(TM)
The Potomac VP Total Market Plus    125% of the performance of the S&P Super
Fund                                Composite 1500 Index
The Potomac VP Total Market/Short   Inverse (opposite) of the S&P Super
                                    Composite Fund 1500 Index

The Trust also offers The Potomac VP Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. THE FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. SHARES OF THIS FUND ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

This SAI dated May 1, 2003 is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2003. A copy of the Prospectus is available, without charge, upon request to the Trust at the address or telephone number above.

                               Dated: May 1, 2003

                                  TABLE OF CONTENTS
                                                                           Page
                                                                           ----

THE POTOMAC INSURANCE TRUST..................................................1


CLASSIFICATION OF THE FUNDS..................................................1


INVESTMENT POLICIES AND TECHNIQUES...........................................2

   Core Investments..........................................................2

   American Depositary Receipts ("ADRs").....................................2
   Foreign Securities........................................................2
   Illiquid Investments and Restricted Securities............................3
   Indexed Securities........................................................3
   Investments in Other Investment Companies.................................4
   Options, Futures and Other Strategies.....................................5
   Repurchase Agreements....................................................11
   Short Sales..............................................................11
   Swap Agreements..........................................................12
   U.S. Government Securities...............................................13
   Other Investment Risks and Practices.....................................14
   Tracking Error...........................................................15

INVESTMENT RESTRICTIONS.....................................................16


PORTFOLIO TRANSACTIONS AND BROKERAGE........................................19


MANAGEMENT OF THE TRUST.....................................................20

   Trustees and Officers....................................................20
   Investment Advisor.......................................................23
   Fund Administrator, Fund Accountant and Custodian........................24
   Distributor..............................................................25
   Distribution Plan........................................................25
   Independent Certified Public Accountants.................................25

DETERMINATION OF NET ASSET VALUE............................................25


PURCHASES AND REDEMPTIONS...................................................27

   Redemption in Kind.......................................................27
   Receiving Payment........................................................27

PERFORMANCE INFORMATION.....................................................28

   Comparative Information..................................................28
   Total Return Computations................................................29
   Yield Computations.......................................................30

SHAREHOLDER AND OTHER INFORMATION...........................................31

   Shareholder Information..................................................31
   Other Information........................................................31

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................32

   Dividends and Other Distributions........................................32
   Taxes....................................................................32

FINANCIAL STATEMENTS........................................................35

                             THE POTOMAC INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of twenty separate series, seventeen of which are offered in this SAI: The Potomac VP U.S. Plus Fund ("U.S. Plus Fund"), The Potomac VP U.S./Short Fund ("U.S. Short Fund"), The Potomac VP OTC Plus Fund ("OTC Plus Fund"), The Potomac VP OTC/Short Fund ("OTC/Short Fund"), The Potomac VP Dow 30(SM) Plus Fund ("Dow 30(SM) Plus Fund"), The
Potomac VP Dow 30(SM)/Short Fund ("Dow 30SM/Short Fund"), The Potomac VP Internet Plus Fund ("Internet Plus Fund"), The Potomac VP Internet/Short Fund ("Internet Short Fund"), The Potomac VP Japan Plus Fund ("Japan Plus Fund"), The Potomac VP Japan/Short Fund ("Japan Short Fund"), The Potomac VP Small Cap Plus Fund ("Small Cap Plus"), The Potomac VP Small Cap/Short Fund ("Small Cap Short"), The Potomac VP MidCap Plus Fund ("MidCap Plus Fund"), The Potomac VP MidCap/Short Fund ("MidCap/Short Fund"), The Potomac VP Total Market Plus Fund ("Total Market Plus Fund"), The Potomac VP Total Market/Short Fund ("Total Market/Short Fund") and The Potomac VP Money Market Fund ("Money Market Fund") (collectively, the "Funds"). The Trust may offer additional series in the future.


Each Fund currently offers two classes of shares: Class A shares and Class B shares. Class A shares are made available only with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives no payments from the Funds with respect to its services in connection with the distribution of Fund shares or servicing of shareholder accounts. Class B shares are made available with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives payments at an annual rate of up to 1.00% of that class' average daily net assets for related distribution and shareholder services. Each Class also may be subject to other charges as described in the Contracts' prospectuses or Qualified Plan documents.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. Except for the Money Market Fund, the Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond on a given day to a specific target index. The terms "plus" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall investment strategy.

                             CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.


A Fund's classification as a "non-diversified" series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

                          INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of it's objective.

CORE INVESTMENTS
----------------

In general, each Fund (except the Money Market Fund) invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns for each Plus Fund that correspond to 125% of its respective target indices and for each Short Fund that correspond inversely to its respective target indices.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")
-------------------------------------

The OTC Plus Fund, OTC/Short Fund, Small Cap Plus Fund, Small Cap/Short Fund, Internet Plus Fund, Internet/Short Fund, Dow 30/Plus Fund, Dow 30/Short Fund, Japan Plus Fund, Japan/Short Fund, MidCap Plus Fund, MidCap/Short Fund, Total Market Plus Fund, and Total Market/Short Fund may invest in ADRs. The OTC/Short Fund, Small Cap/Short Fund, Internet/Short Fund, Dow 30/Short Fund, Japan/Short Fund, MidCap Plus Fund, MidCap/Short Fund, Total Market Plus Fund, and Total Market/Short Fund may sell ADRs short.

ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

FOREIGN SECURITIES
------------------

The Japan Funds may have indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES
----------------------------------------------

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Trust's Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty"), the Funds' investment advisor, has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand, (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES
------------------

Each Fund (other than the Money Market Fund) may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

The U.S. Plus Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index") and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.


The Dow 30 Plus Fund and the Dow 30/Short Fund may invest in DIAMONDSSM. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the AMEX. An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

Investments in SPDRs and DIAMONDS are considered investments in other investment companies, which are discussed below.


The Japan Funds may invest in currency-indexed securities. These securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. Dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the value of a specified foreign currency increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when the value of a specified foreign currency increases, resulting in a security whose price characteristics are similar to a put on the underlying currency.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. The Money Market Fund will invest only in those investment companies that invest in the same quality of investments as the Money Market Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES
-------------------------------------

GENERAL. Each Fund (other than the Money Market Fund) may use certain options (traded on an exchange and OTC, futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.


The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (E.G., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial

Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.


COVER. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.


Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the Amex Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a

Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OTC FOREIGN CURRENCY OPTIONS. OTC foreign currency options that may be used by the Japan Plus Fund and the Japan Short Fund are European-style options. This means that the option is exercisable only immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.




If a Fund enters into futures contracts or options on futures contracts, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.


RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

FOREIGN CURRENCY STRATEGIES - RISK FACTORS. Each Japan Fund may use options and futures contracts on Japanese Yen, as described above, and forward contracts on Japanese Yen, as described below.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. Dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, each Japan Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, each Japan Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. Each Japan Fund may enter into forward currency contracts to purchase or sell Japanese Yen for a fixed amount of U.S. Dollars. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to each Japan Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Japan Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Japan Fund would in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Japan Fund may be unable to close out a forward currency contract at any time prior to maturity. In either event, a Japan Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Japan Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS
---------------------

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. Government Securities (defined below). Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market
Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SHORT SALES
-----------

The U.S./Short Fund, the OTC/Short Fund, the Dow 30(SM)/Short Fund, the Internet/Short Fund, the Small Cap/Short Fund, the Japan/Short Fund, the MidCap Plus Fund, the MidCap/Short Fund, the Total Market Plus and the Total Market/Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and
(b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the Fund's short position.

The U.S. Plus Fund, the OTC Plus Fund, the Dow 30(SM) Plus Fund, the Internet Plus Fund, the Small Cap Plus Fund and the Japan Plus Fund each also may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

SWAP AGREEMENTS
---------------

Each Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.


Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.


The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities.


Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES
--------------------------


The Money Market Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in pursuit of its investment objective. The other Funds may invest in U.S. Government Securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.


U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Money Market Fund will invest in securities of agencies and instrumentalities only if Rafferty is satisfied that the credit risk involved is acceptable.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES
------------------------------------

BORROWING. The U.S. Plus Fund, OTC Plus Fund, the Internet Plus Fund, the Dow 30(SM) Plus Fund, the Japan Plus Fund, the Small Cap Plus Fund, the MidCap Plus Fund, the MidCap/Short Fund, the Total Market Plus Fund and the Total Market/Short Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.




Each Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.


As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

PORTFOLIO TURNOVER. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate.


A Fund's portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-up and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholder's. The trading costs and effects associated with portfolio turnover may adversely affect the Fund's performance.


TRACKING ERROR
--------------

Several factors may affect the Funds' ability to track the performance of their applicable indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with its investment restrictions or policies or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its target index.

In the case of the Funds whose net asset values move inversely from their target indices (the U.S./Short Fund, OTC/Short Fund, Dow 30SM/Short Fund, Internet/Short Fund, Japan/Short Fund, the Small Cap/Short Fund, the MidCap/Short Fund, and the Total Market/Short Fund) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund's net asset value by a percentage that is somewhat greater than the percentage that the index's returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund's net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.


                               INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

EACH FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.    Underwrite securities of any other issuer.

3.    Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5, 7, 8, and 9, as applicable and (3) the U.S./Short Fund, OTC/Short Fund, Dow 30(SM)/Short Fund, Internet/Short Fund, Japan/Short Fund and Small Cap Plus/Short Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

EACH FUND, EXCEPT THE U.S. PLUS FUND, OTC PLUS FUND, DOW 30SM PLUS FUND, JAPAN PLUS FUND, SMALL CAP PLUS FUND, INTERNET PLUS FUND, MIDCAP PLUS FUND, MIDCAP/SHORT FUND, TOTAL MARKET PLUS FUND AND TOTAL MARKET/ SHORT FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

7. Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of the Fund's total assets, (2) in an amount up to 33 1/3% of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

THE U.S. PLUS FUND, OTC PLUS FUND, DOW 30SM PLUS FUND, INTERNET PLUS FUND, JAPAN PLUS FUND AND SMALL CAP PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

8. Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales "against the box," obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

THE U.S. PLUS FUND, OTC PLUS FUND, DOW 30SM PLUS FUND, JAPAN PLUS FUND, INTERNET PLUS FUND, SMALL CAP PLUS FUND, MIDCAP PLUS FUND, MIDCAP/SHORT FUND, TOTAL MARKET PLUS FUND AND TOTAL MARKET/SHORT FUND HAVE ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

9. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

EACH FUND, EXCEPT THE OTC PLUS FUND AND OTC/SHORT FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

10. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE OTC PLUS FUND AND THE OTC/SHORT  FUND HAVE ADOPTED THE FOLLOWING  INVESTMENT
LIMITATION:

A Fund shall not:

11. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the Nasdaq 100 Stock IndexTM ("Nasdaq Index"). There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE MIDCAP PLUS FUND, MIDCAP/SHORT FUND, TOTAL MARKET PLUS FUND AND TOTAL MARKET/SHORT FUND HAVE ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

12. Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

THE MONEY MARKET FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

The Money Market Fund shall not:

1. Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

2. Lend the Fund's portfolio securities in excess of 15% of its total assets. Any loans of the Fund's portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

3.    Underwrite securities of any other issuer.

4.    Purchase, hold, or deal in real estate or oil and gas interests.

5.    Issue  senior   securities, except as permitted by  the Fund's  investment objective and policies.

6. Purchase or sell physical commodities; PROVIDED, HOWEVER, that this investment limitation does not prevent the Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

7. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities;
      PROVIDED, HOWEVER, that this investment limitation does not prevent the Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

EACH FUND HAS ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICY, WHICH MAY BE CHANGED BY THE VOTE OF THE BOARD WITHOUT SHAREHOLDER APPROVAL:

A Fund shall not hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts and/or variable life insurance policies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all of the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.


The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Potomac Funds, the other registered investment company in the Potomac mutual fund complex. The Trustees oversee a total of 40 portfolios in the Potomac mutual fund complex, of which 10 are currently operational. Unless otherwise noted, an individual's business address is 500 Fifth Avenue, Suite 415, New York, New York, 10110.


                          Position, Term of          Principal Occupation
                      Office and Length of Time     During Past Five Years
    Name (Age)          Served With the Trust       and Current Directorship
    ----------          ---------------------       ------------------------


INTERESTED TRUSTEES      TERM:   Lifetime of
                         Trust until removal
                         or resignation

Lawrence C. Rafferty*    Chief Executive       Chairman and Chief Executive
(60)                     Officer, Chairman     Officer of Rafferty,
                         of the Board of       1997-present; Chief Executive
                         Trustees since 1999   Officer of Rafferty Companies,
                                               LLC, 1996-present; Chief
                                               Executive Officer of Cohane
                                               Rafferty Securities, Inc.,
                                               1987-present (investment
                                               banking); Chief Executive
                                               Officer of Rafferty Capital
                                               Markets, LLC, 1995-present;
                                               Trustee of Fairfield University.

                          Position, Term of          Principal Occupation
                      Office and Length of Time     During Past Five Years
    Name (Age)          Served With the Trust       and Current Directorship
    ----------          ---------------------       ------------------------


Jay F. Higgins* (57)     Trustee since 1999    Principal of Bengal Partners,
                                               LLC since 2002.

DISINTERESTED TRUSTEES   TERM: Lifetime of
                         Trust until removal
                         or resignation

Kevin M. Boyle (54)      Trustee since 2002    President, Kevin M. Boyle
                                               Securities, Inc., 1981 to
                                               present.

Daniel J. Byrne (58)     Trustee since 1999    President and Chief Executive
                                               Officer of Byrne Securities
                                               Inc., 1992-present; Partner of
                                               Byrne Capital Management LLP,
                                               1996-present; Trustee, The
                                               Opening Word Program, Wyandanch,
                                               New York.

Gerald E. Shanley III    Trustee since 1999    Business Consultant,
(59)                                           1985-present; Trustee of Estate
                                               of Charles S. Payson,
                                               1987-present.

OFFICERS                 TERM:  One year

Daniel D. O'Neill (35)   President since 1999  Managing Director of Rafferty,
                                               1999-present; Portfolio Manager,
                                               Hermitage Capital Management,
                                               1998-1999; Associate, Akin,
                                               Gump, Strauss, Hauer & Feld,
                                               LLP, 1995-1998 (law firm).

Timothy P. Hagan (60)    Vice President since  Vice President of Rafferty,
                         2001; Chief           1997-present.
                         Financial Officer
                         1999-2001

Philip A. Harding (59)   Senior Vice           Vice President of Rafferty,
                         President since 1999  1997-present.

Mark D. Edwards (44)     Chief Financial       Vice President of Rafferty, 1997
                         Officer since 2001;   to present; President &
                         Vice President        Co-Founder of Systems Management
                         1999-2001             Group, 1990-1997 (computer
                                               software developer).

Stephen P. Sprague (53)  Treasurer,            Vice President and Chief
                         Controller and        Financial Officer of Rafferty,
                         Assistant Secretary   1997-present; Chief Financial
                         since 1999            Officer of Rafferty Companies,
                                               LLC, 1994-present.

                          Position, Term of          Principal Occupation
                      Office and Length of Time     During Past Five Years
    Name (Age)          Served With the Trust       and Current Directorship
    ----------          ---------------------       ------------------------


Robert J. Zutz (50)     Secretary since 1999    Partner, Kirkpatrick & Lockhart
                                                LLP (law firm).

Eric W. Falkeis (29)    Assistant Secretary     Vice President, U.S. Bancorp
                        since 1999              Mutual Fund Services LLC,
                                                1997-present; Audit Senior with
                                                PricewaterhouseCoopers LLP,
                                                1995-1997.

-----------------

   *Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins owns a beneficial interest in Rafferty.


The Trustees do not own any shares of the Funds, as the Funds have not commenced operations as of the date of this SAI.


The Trust has an Audit Committee, consisting of Messrs. Boyle, Byrne, and Shanley. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits.

The Trust also has a nominating committee, consisting of Messrs. Boyle, Byrne, Jackson and Shanley, each of who is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The nominating committee does not have a policy regarding the consideration of nominees recommended by shareholders.


The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended December 31, 2002.

--------------------------------------------------------------------------------
                                                                      Aggregate
                                                                    Compensation
                                      Pension or                      From the
                       Aggregate      Retirement        Estimated      Potomac
                     Compensation   Benefits Accrued     Annual     Complex Paid
Name of Person,        From the     as Part of the    Benefits Upon    to the
   Position             Trust      Trust's Expenses    Retirement     Trustees
   --------             -----      ----------------    ---------      --------
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

Lawrence C. Rafferty       $0              $0               $0            $0

Jay F. Higgins             $0              $0               $0         $8,000

DISINTERESTED TRUSTEES


Kevin M. Boyle*            $0              $0               $0           $0


Daniel J. Byrne            $0              $0               $0         $8,000


Richard G. Jackson**       $0              $0               $0         $8,000


Gerald E. Shanley III      $0              $0               $0         $8,000

--------------------------------------------------------------------------------

*    Mr. Boyle was elelected to the Board on December 11, 2002.
**   Mr. Jackson resigned from the Board effective December 10, 2002.


INVESTMENT ADVISOR
------------------

Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, New York, 10110, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

         Plus Funds              0.75%
         Short Funds             0.90%
         Money Market Fund       0.50%

For the Plus Funds, Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses to the extent that Fund expenses exceed 1.50% and 2.50% of average daily net assets of the Class A shares and Class B shares, respectively. For the Short Funds, Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses to the extent that Fund expenses exceed 1.65% and 2.65% of average daily net assets of the Class A shares and Class B shares, respectively. For Money Market Fund, Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses to the extent that Fund expenses exceed 1.25% and 2.25% of average daily net assets of the Class A shares and Class B shares, respectively. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years. There is no assurance that Rafferty will continue the waiver after this date.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. In renewing the Advisory Agreement, the Trustees considered, among other matters: (1) the nature and quality of services that would provided by Rafferty; (2) the cost to Rafferty in providing these services and the profitability of such services; (3) whether the Funds and their shareholders would benefit from any economies of scale; (4) whether Rafferty would receive fall-out benefits that should be taken into consideration in negotiating the fee; and (5) the fees paid by comparable investment companies.

The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

FUND ADMINISTRATOR, FUND ACCOUNTANT AND CUSTODIAN
-------------------------------------------------


U.S. Bancorp Fund Services, LLC (previously known as Firstar Mutual Fund Services, LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the ("Administrator") provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and the Administrator, the Administrator provides the Trust with
administrative   and  management   services  (other  than  investment   advisory
services). As compensation for these services, the Trust pays the Administrator a fee based on the Funds' average daily net assets of .10% of the first $200 million, .0875% of the next $500 million of the average daily net assets, and ..0625% of the remaining balance. These fees cover each Fund's two classes of shares. There is no minimum fee. The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Mutual Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting
services,   tax  accounting  services  and  furnishing   financial  reports.  As
compensation for these services, the Trust pays the Fund Accountant a fee based on each current Fund's average daily net assets of .075% of the first $50 million, .0375% of the next $200 million of the average daily net assets, and ..01875% of the remaining balance. These fees cover each Fund's two classes of shares. There is no minimum fee. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.


Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios.



DISTRIBUTOR
-----------

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN
-----------------

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Class A shares ("Class A Plan") and Class B shares ("Class B Plan") of each Fund. The Class A Plan does not permit the Funds to incur any direct distribution expenses related to Class A shares. However, it does authorize the Funds' investment adviser and distributor to pay expenses related to the distribution and sales of the Funds' Class A shares. The Class B Plan authorizes the Trust to pay up to 1.00% of Class B average daily net assets to insurance companies in connection with the distribution of Class B shares and other service activities. The insurance companies' services may include printing and mailing of Fund prospectuses, statements of additional information, shareholder reports, sales brochures, compensation of insurance company sales personnel, account maintenance services, or other activities that the Board determines are primarily intended to result in the sale of Class B shares.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------

Ernst & Young, LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Trust.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds (except the Money Market Fund) is determined separately daily, Monday through Friday, as of fifteen minutes after the close of regular trading on the New York Stock

Exchange ("NYSE") (normally at 4:15 p.m. Eastern time), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of the Money Market Fund is determined each day as of 1:15 p.m. Eastern time that both the NYSE and the Federal Reserve Bank of New York are open for business.

It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such fluctuations generally are in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations ("NRSROs").

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption. The Board's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than .5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market ("Nasdaq"), is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which the Adviser has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.


For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.


Illiquid  securities,  securities  for  which  reliable  quotations  or  pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

                           PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited ("Separate Accounts") may purchase and redeem shares of the Funds on each day the NYSE is open for trading. Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things. No fees are charged to the Separate Accounts when they purchase or redeem shares of the Funds.

REDEMPTION IN KIND
------------------

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in kind may be responsible for making any margin payments due on those contracts.

RECEIVING PAYMENT
-----------------

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

   A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Mutual Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of a Fund's securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.


                               PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund, except for the Money Market Fund, will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION
-----------------------

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the S&P 500 Index, the Dow Jones Industrial AverageSM DJIA, the Nasdaq Index, the Nasdaq Composite Index(TM) ("Nasdaq Composite"), the Nikkei 225 Stock Average ("Nikkei Index"), the Russell 2000 Index ("Russell 2000"), Dow Jones Composite Internet Index(SM) ("Internet Index") the S&P 400 MidCap Index, and the S&P Super Composite 1500 Index and various other domestic, international or global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses. The Nasdaq Composite comparison may be provided to show how the OTC/Plus and the OTC/Short Funds' total returns compare to the record of a broad average of OTC stock prices over the same period. The OTC/Plus and the OTC/Short Funds have the ability to invest in securities not included in the Nasdaq Index or the Nasdaq Composite, and the OTC/Plus and the OTC/Short Funds' investment portfolio may or may not be similar in composition to the Nasdaq Index or the Nasdaq Composite.

In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper") and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN COMPUTATIONS
-------------------------

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                                     P(1+T)n=ERV

      Where:    P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                n =  number of years (either 1, 5 or 10)
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                                 P(1 + T)(n) = ATV(D)

   Where:
                  "P"        =    represents a hypothetical  initial investment
                                  of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV(D)"   =    represents    the   ending   value   of   the
                                  hypothetical  initial  investment after taxes
                                  on   distributions,   not   after   taxes  on
                                  redemption.      Dividends      and     other
                                  distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                P (1+ T)(n) = ATV(DR)

   Where:
                  "P"        =    represents a hypothetical  initial investment
                                  of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV(DR)"  =    represents  the  ending  redeemable  value of
                                  the  hypothetical  initial  investment  after
                                  taxes  on   distributions   and   redemption.
                                  Dividends   and   other   distributions   are
                                  assumed to be reinvested in shares at the prices in effect on the reinvestment dates.
                                  ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

Prior to the date of this SAI, the Funds have not been offered to the public and do not have current shareholders.

YIELD COMPUTATIONS
------------------

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed for a seven-day period by determining the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as advisory fees), in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as advisory fees), in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                Effective Yield = [(Base Period Return + 1) 365/7] - 1

The yields quoted in any advertisement or other communication represents past performance and should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments, which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield will fluctuate.


                          SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION
-----------------------

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Funds. However, the Contracts and Qualified Plans may pass through voting rights to the contract owners. Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each Class of each Fund have equal voting rights, except that, in matters affecting only a particular Class or series, only shares of that Class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION
-----------------

POTENTIAL CONFLICTS. Shares of the Funds may serve as the underlying investments for the separate accounts of unaffiliated insurance companies as well as for both annuity contracts and life insurance policies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Trust does not presently foresee any conflict. However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more of the Funds. This may require a Fund to sell securities at unfavorable prices.

MASTER/FEEDER STRUCTURE OPTION. The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the
Funds. If permitted by law at that time, the Board may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure. Under the Code, as currently interpreted by the Internal Revenue Service, the Funds may not operate under a master/feeder structure and satisfy the diversification requirements described in the next section.

                     DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectus under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

The Money Market Fund ordinarily declares dividends daily from its net investment income and distributes such dividends monthly. Net investment income, for these purposes, includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund's net asset value per share. The Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss). The Trustees may revise this dividend policy, or postpone the payment of dividends, if the Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees' opinion, might have a significant adverse effect on its shareholders.

TAXES
-----

REGULATED INVESTMENT COMPANY STATUS. Each Fund is treated as a separate corporation for Federal income tax purposes and will seek to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). Because of the investment strategies of each Fund, there can be no assurance that any Fund will qualify as a RIC. If a Fund so qualifies and satisfies the distribution requirement under the Code (described in the following paragraph) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year. If a Fund fails to qualify for treatment as a RIC for any taxable year, (a) its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits and (c) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities

(other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to satisfy the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund other than the Money Market Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by those Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

ADDITIONAL DIVERSIFICATION REQUIREMENT. Each Fund intends to comply with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (I.E., separate) accounts. This requirement, which is in addition to the Diversification Requirements imposed on the Funds, place certain limitations on the assets of each Separate Account -- and, because section 817(h) and those regulations treat the assets of each Fund as assets of the related Separate Account, of each Fund -- that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

INCOME FROM FOREIGN SECURITIES. Dividends and interest received by a Fund, and gains realized by a Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

DERIVATIVES STRATEGIES. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Code section 1092 (dealing with straddles) also may affect the taxation of derivatives in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (I.E., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


                                 FINANCIAL STATEMENTS

As of the date of this Statement of Additional Information the Funds had not commenced operations.

                           THE POTOMAC INSURANCE TRUST

                            PART C OTHER INFORMATION
                            ------------------------

Item 23.    EXHIBITS

            (a)         Declaration of Trust*

            (b)         By-Laws*

            (c)         Voting trust agreement - None

            (d)(i)      Form  of  Investment   Advisory  Agreement  between  the
                        Potomac Insurance Trust and Rafferty Asset Management, LLC**

              (ii)(A)   Form  of  Investment   Subadvisory   Agreement   between
                        Gustafson Baxter Financial Services, Inc. and Rafferty Asset Management, LLC - to be filed

              (ii)(B)   Form  of  Investment   Subadvisory   Agreement   between
                        Portfolio   Strategies,    Inc.   and   Rafferty   Asset
                        Management, LLC - to be filed

                (iii) Form of Fund Administration Servicing Agreement between the Potomac Insurance Trust and Firstar Mutual Fund Services, LLC**

            (e)(i) Form of Distribution Agreement between the Potomac Insurance Trust and Rafferty Capital Markets, LLC**

              (ii)      Form of Dealer Agreement**

              (iii)     Form of Services Agreement**

            (f)         Bonus, profit sharing contracts - None

            (g)(i)      Form  of   Custodian   Agreement   between  the  Potomac
                        Insurance Trust and Firstar Bank Milwaukee, NA**

            (h)(i) Form of Transfer Agent Agreement between the Potomac Insurance Trust and Firstar Mutual Fund Services, LLC**

              (ii)      Form of Fund Accounting  Servicing Agreement between the
                        Potomac   Insurance   Trust  and  Firstar   Mutual  Fund
                        Services, LLC**

              (iii)     Form of Participation Agreement**

            (i)         Opinion and consent of counsel - filed herewith

            (j)(i)      Consent of Independent Auditors - filed herewith

              (ii)      Powers of Attorney***

              (iii)     Power of Attorney for Kevin G. Boyle - filed herewith

            (k)         Audited seed capital statment***

            (l)         Letter of investment intent**

            (m)(i)      Class A Plan pursuant to Rule 12b-1**

              (ii)      Class B Plan pursuant to Rule 12b-1**

            (n)         Plan pursuant to Rule 18f-3**

            (o)         Reserved

            (p)(i) Code of Ethics for Potomac Insurance Trust and Rafferty Asset Management, LLC**

            (ii) Code of Ethics of Gustafson Baxter Financial Services, Inc. - to be filed

            (iii) Code of Ethics of Portfolio Strategies, Inc. - to be filed

            (iv) Code of Ethics for Rafferty Capital Markets LLC - to be filed

----------------

* Incorporated by reference to the Trust's Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 29, 1999, EDGAR Accession No. 0000898432-99-001184.

** Incorporated by reference to the Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 9, 2000, EDGAR Accession No. 0000898432-00-000381.

*** Incorporated by reference to the Post-Effective Amendment No. 7 to the Trust's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 20, 2002, EDGAR Accession No. 0000898432-02-000630.


Item 24.    Persons Controlled by or under
            Common Control With Registrant
            ------------------------------

            None.

Item 25.          INDEMNIFICATION

      Article XI, Section 2 of the Trust's Declaration of Trust provides that:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

               (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)  No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

            (i) such Covered Person shall have provided appropriate security for such undertaking,

            (ii) the Trust is insured against losses arising out of any such advance payments, or

            (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

      According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Rafferty Asset Management, LLC (the "Adviser"), 500 Fifth Avenue, Suite 415,New York, New York 10110, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

      Gustafson Baxter Financial Services, Inc. ("GBFS"), 3934 North Hampton Drive, Powell, Ohio 43065, offers investment advisory services. Information as to the officers and directors of GBFS is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-44147).

      Portfolio Strategies, Inc. ("PSI"), 1102 Broadway, #302, Tacoma, Washington 98402, offers investment advisory services. Information as to the officers and directors of GBFS is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-18475).

Item 27.    PRINCIPAL UNDERWRITER

      (a) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as principal underwriter for the Potomac Insurance Trust, Potomac Funds, Badgley Funds, Homestate Group and Texas Capital Value Funds.

(b)   The director and officers of Rafferty Capital Markets, LLC are:

                       Positions and Offices with        Position and Offices
      Name                   Underwriter                  with Registrant
------------------     ---------------------         ------------------------

Thomas A. Mulrooney         President                None

Derek B. Park               Senior Vice President,   None
                            Equity

Lawrence C. Rafferty        Director                 Chief Executive Officer,
                                                     Chairman of the
                                                     Board of Trustees

Stephen P. Sprague          Chief Financial          Treasurer, Controller,
                                                     Officer and Assistant
                                                     Secretary

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

      The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Potomac Funds' investment adviser, administrator, custodian, subcustodian, or transfer agent.



Item 29.    MANAGEMENT SERVICES

      Not applicable.

Item 30.    UNDERTAKINGS

      Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on April 30, 2003. No other material event requiring disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                    POTOMAC INSURANCE TRUST

                                    By:   LAWRENCE C. RAFFERTY*
                                          ------------------------------------
                                          Lawrence C. Rafferty
                                          Chief Executive Officer
Attest:

/S/ JESSE J. NOEL
Jesse J. Noel
Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                  DATE

Lawrence C. Rafferty*               Chief Executive        April 30, 2003
------------------------
                                    Officer
Lawrence C. Rafferty

Jay F. Higgins*                     Trustee                April 30, 2003
---------------------
Jay F. Higgins

Kevin G. Boyle*                     Trustee                April 30, 2003
---------------------
Kevin G. Boyle

Daniel J. Byrne*                    Trustee                April 30, 2003
---------------------
Daniel J. Byrne

Gerald E. Shanley III*              Trustee                April 30, 2003
------------------------
Gerald E. Shanley III

/s/ Jesse J. Noel                   Chief Financial        April 30, 2003
-----------------                   Officer
Jesse J. Noel

*By: Daniel D. O'Neill
     -----------------
   Daniel D. O'Neill, Attorney-In Fact

                                INDEX TO EXHIBITS

Exhibit
NUMBER      DESCRIPTION                                              PAGE
------      -----------                                              ----

(a)         Declaration of Trust*

(b)         By-Laws*

(c)         Voting trust agreement - None

(d)(i) Form of Investment Advisory Agreement between the Potomac Insurance Trust and Rafferty Asset Management, LLC**

   (ii)(A) Form of Investment Subadvisory Agreement between Gustafson Baxter Financial Services, Inc. and Rafferty Asset Management, LLC - to be filed

   (ii)(B)  Form  of  Investment   Subadvisory   Agreement   between   Portfolio
            Strategies, Inc. and Rafferty Asset Management, LLC - to be filed

    (iii) Form of Fund Administration Servicing Agreement between the Potomac Insurance Trust and Firstar Mutual Fund Services, LLC**

(e)(i) Form of Distribution Agreement between the Potomac Insurance Trust and Rafferty Capital Markets, LLC**

    (ii)    Form of Dealer Agreement**

    (iii)   Form of Services Agreement**

(f)         Bonus, profit sharing contracts - None

(g)(i) Form of Custodian Agreement between the Potomac Insurance Trust and Firstar Bank Milwaukee, NA.**

(h)(i) Form of Transfer Agent Agreement between the Potomac Insurance Trust and Firstar Mutual Fund Services, LLC**

    (ii) Form of Fund Accounting Servicing Agreement between the Potomac Insurance Trust and Firstar Mutual Fund Services, LLC**

    (iii)   Form of Participation Agreement**

(i)         Opinion and consent of counsel - filed herewith

(j)(i)      Consent of Independent Auditors - filed herewith

  (iii)     Powers of Attorney***

 (iii)      Power of Attorney for Kevin G. Boyle - filed herewith

  (k)       Audited seed capital statements***

(l)         Letter of investment intent**

(m)(i)      Class A Plan pursuant to Rule 12b-1**

     (ii)   Class B Plan pursuant to Rule 12b-1**

(n)         Plan pursuant to Rule 18f-3**

(p)(i) Code of Ethics for Potomac Insurance Trust and Rafferty Asset Management, LLC**

   (ii) Code of Ethics of Gustafson Baxter Financial Services, Inc. - to be filed

  (iii)     Code of Ethics of Portfolio Strategies, Inc. - to be filed

  (iv)      Code of Ethics for Rafferty Capital Markets LLC - to be filed


* Incorporated by reference to the Trust's Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 29, 1999, EDGAR Accession No. 0000898432-99-001184.

** Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Securities and
     Exchange    Commission    on   May   9,   2000,    EDGAR    Accession   No.
     0000898432-00-000381.

*** Incorporated by reference to the Post-Effective Amendment No. 7 to the Trust's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 20, 2002, EDGAR Accession No. 0000898432-02-000630.